Energizer Holdings, Inc.
                             Savings Investment Plan





                                                        Energizer Holdings, Inc.
                                                                       4/01/2000

                                Table of Contents

                                                                            Page

Recitals                                                                      1


ARTICLE  I  -  Definitions                                                    2
Section  1.01  -  Accounts                                                    2
                  --------
Section  1.02  -  Administrative  Committee                                   2
                  -------------------------
Section  1.03  -  Affiliated  Company                                         2
                  -------------------
Section  1.04  -  After-Tax  Supplemental  Contributions                      2
                  --------------------------------------
Section  1.05  -  After-Tax  Supplemental  Investment  Account                2
                  --------------------------------------------
Section  1.06  -  Before-Tax  Investment  Account                             2
                  -------------------------------
Section  1.07  -  Before-Tax  Matched  Contributions                          2
                  ----------------------------------
Section  1.08  -  Before-Tax  Unmatched  Contributions                        2
                  ------------------------------------
Section  1.09  -  Beneficiary                                                 2
                  -----------
Section  1.10  -  Board  of  Directors                                        2
                  --------------------
Section  1.11  -  Closing  Price                                              3
                  --------------
Section  1.12  -  Code                                                        3
                  ----
Section  1.13  -  Common  Stock                                               3
                  -------------
Section  1.14  -  Commonly  Controlled  Entity                                3
                  ----------------------------
Section  1.15  -  Company                                                     3
                  -------
Section  1.16  -  Company  Matching  Contribution  Account                    3
                  ----------------------------------------
Section  1.17  -  Company  Matching  Contributions                            3
                  --------------------------------
Section  1.18  -  Compensation                                                3
                  ------------
Section  1.19  -  Covered  Service                                            4
                  ----------------
Section  1.20  -  Disability                                                  4
                  ----------
Section  1.21  -  Effective  Date                                             5
                  ---------------
Section  1.22  -  Eligible  Employee                                          5
                  ------------------
Section  1.23  -  Eligible  Spouse                                            5
                  ----------------
Section  1.24  -  Employee                                                    5
                  --------
Section  1.25  -  Employer                                                    5
                  --------
Section  1.26  -  Entry  Date                                                 5
                  -----------
Section  1.27  -  Five-Percent  (5%)  Owner                                   5
                  -------------------------
Section  1.28  -  Highly  Compensated  Employee                               5
                  -----------------------------
Section  1.29  -  Investment  Committee                                       5
                  ---------------------
Section  1.30  -  Investment  Fund  or  Funds                                 5
                  ---------------------------
Section  1.31  -  Leased  Employee                                            5
                  ----------------
Section  1.32  -  Member                                                      6
                  ------
Section  1.33  -  Non-Highly  Compensated  Employee                           6
                  ---------------------------------
Section  1.34  -  Participating  Unit                                         6
                  -------------------
Section  1.35  -  Plan                                                        6
                  ----
Section  1.36  -  Prior  Plan                                                 6
                  -----------
Section  1.37  -  Plan  Administrator                                         6
                  -------------------
Section  1.38  -  Plan  Year                                                  6
                  ----------
Section  1.39  -  Profits                                                     6
                  -------
Section  1.40  -  Retirement                                                  7
                  ----------
Section  1.41  -  Rollover  Account                                           7
                  -----------------
Section  1.42  -  Rollover  Contribution                                      7
                  ----------------------
Section  1.43  -  Temporary  Employee                                         7
                  -------------------
Section  1.44  -  Termination  of  Employment                                 7
                  ---------------------------
Section  1.45  -  Trustee                                                     7
                  -------
Section  1.46  -  Trust  Fund                                                 7
                  -----------
Section  1.47  -  Valuation  Date                                             7
                  ---------------
Section  1.48  -  Withdrawal  Valuation  Date                                 7
                  ---------------------------
ARTICLE  II  -    Membership                                                  8
Section  2.01  -  Eligibility                                                 8
                  -----------
Section  2.02  -  Membership  Application                                     8
                  -----------------------
Section  2.03  -  Rehired  Former  Employee                                   8
                  -------------------------
ARTICLE  III  -  Service                                                      8
Section  3.01  -  Absence  in  Military  Service                              8
                  ------------------------------
Section  3.02  -  Approved  Leave  of  Absence                                8
                  ----------------------------
Section  3.03  -  Family  Medical  Leave                                      8
                  ----------------------
Section  3.04  -  Period  of  Service                                         8
                  -------------------
Section  3.05  -  Service  Definitions                                        9
                  --------------------
ARTICLE  IV  -  Contributions                                                 9
Section  4.01  -  Before-Tax  Matched  Contributions                          9
                  ----------------------------------
Section  4.02  -  Company  Matching  Contributions                            9
                  --------------------------------
Section  4.03  -  Before-Tax  Unmatched  Contributions                       10
                  ------------------------------------
Section  4.04  -  After-Tax  Matched  and  Unmatched Supplemental
                  Contributions
                  ------------------------------------------------           10
Section  4.05  -  Deferral  Percentages                                      11
                  ---------------------
Section  4.06  -  Contribution  Percentages                                  12
                  -------------------------
Section 4.07 - Change in Before-Tax Matched, Before-Tax Unmatched, and
               After-Tax Supplemental  Contributions                         13
               ------------------------------------------------------
Section  4.08  -  Suspension  of  Before-Tax  Matched,
                  Before-Tax Unmatched, and After-Tax  Supplemental
                  Contributions                                              14
                  --------------------------------------------------

     ---------------------------------
Section  4.09  -  Limitation  of  Contributions                             14
                  -----------------------------
ARTICLE  V  -  Trust  Fund                                                  15
Section  5.01  -  The  Trust  Agreement                                     15
                  ---------------------
Section  5.02  -  The  Trustee                                              15
                  ------------
Section  5.03  -  Separate  Investment  Funds                               15
                  ---------------------------
Section  5.04  -  Temporary  Investment                                     15
                  ---------------------
Section  5.05  -  Investment  Managers                                      15
                  --------------------
ARTICLE  VI  -  ESOP  Common  Stock  Fund                                   15
Section  6.01  -  The  ESOP  Common  Stock  Fund                            15
                  ------------------------------
Section  6.02  -  ESOP  Common  Stock  Dividends                            16
                  ------------------------------
Section  6.03  -  Withdrawals  and  Distributions                           16
                  -------------------------------
Section  6.04  -  Voting  and  Tendering                                    16
                  ----------------------
Section  6.05  -  Diversification  Elections                                17
                  --------------------------
ARTICLE  VII  -  Other  Investment  Funds                                   17
Section  7.01  -  Other  Investment  Funds                                  17
                  ------------------------
Section  7.02  -  Investment  of  Contributions                             18
                  -----------------------------
Section  7.03  -  Member  Responsibility  For  Selection  of  Funds         19
                  -------------------------------------------------
Section  7.04  -  Voting  and  Tendering                                    19
                  ----------------------
ARTICLE  VIII  -  Valuation  of  Assets  and  Members'  Accounts            20
Section  8.01  -  Valuation  of  Assets                                     20
                  ---------------------
Section  8.02  -  Valuation  of  Accounts                                   20
                  -----------------------
Section  8.03  -  Statement  of  Accounts                                   20
                  -----------------------
Section  8.04  -  Accounts  in  Units                                       20
                  -------------------
ARTICLE  IX  -  Vesting  of  Contributions                                  20
Section  9.01  -  Vesting  of  Before-Tax  and After-Tax Supplemental
                  Investment Accounts                                       20
                 -----------------------------------------------------

Section  9.02  -  Vesting  of  Company  Contributions  Account              20
                  --------------------------------------------
ARTICLE  X  -  Distributions                                                21
Section  10.01  -  General                                                  21
                   -------
Section  10.02  -  Methods  of  Distribution                                21
                   -------------------------
Section  10.03  -  Qualified  Joint  and  Survivor  Annuity                 22
                   ----------------------------------------
Section  10.04 - Election Not to Receive a Qualified Joint and
                 Survivor Annuity                                           23
                 --------------------------------------------------
Section  10.05  -  Completion  of  Appropriate  Forms                       23
                   ----------------------------------
Section  10.06  -  Accounts  of  Former  Employees                          24
                   -------------------------------
Section  10.07  -  Consent  to  Payment                                     24
                   --------------------
Section  10.08  -  Latest  Deferral  of  Payment                            24
                   -----------------------------
Section  10.09  -  Lost  Payees                                             25
                   ------------
Section  10.10  -  Distribution  of  Annuity  Contracts                     25
                   ------------------------------------
ARTICLE  XI  -  Death  Benefits                                             25
Section  11.01  -  Death  Benefits                                          25
                   ---------------
Section  11.02  -  Beneficiary  Designation                                 25
                   ------------------------
Section  11.03  -  Pre-Retirement  Survivor  Annuity                        26
                   ---------------------------------
Section  11.04  -  Payment  of  Benefit                                     26
                   --------------------
Section  11.05  -  Latest  Time  for  Payment                               26
                   --------------------------
Section 11.06 - Payments in the Event of Death with No
                Designated Survivor or of Incompetency                      26
                ------------------------------------
Section  11.07  -  Renunciation  of  Death  Benefit                         26
                   --------------------------------
Section  11.08 - Proof of Death and Right of Beneficiary or Other Person    27
                 -------------------------------------------------------
ARTICLE  XII  -  Withdrawal  Prior  to  Termination  of  Employment         27
Section  12.01  -  Withdrawal  of  After-Tax  Supplemental Contributions    27
                   -----------------------------------------------------
Section  12.02  - Hardship Withdrawal of Before-Tax Contributions
                  and/or Company Matching  Contributions                    27
                  ----------------------------------------------
Section  12.03  -  Age  Fifty-Nine  and  One-Half  (59-1/2)  Withdrawal     28
                   ----------------------------------------------------
Section  12.04  -  Order  of  Withdrawals                                   28
                   ----------------------
ARTICLE  XIII  -  Forfeitures                                               29
Section  13.01  -  Time  of  Forfeiture  and  Restoration                   29
                   --------------------------------------
Section  13.02  -  Disposition  of  Forfeitures                             29
                   ----------------------------
Section  13.03  -  Effect  of  Withdrawal  Under  Article  XII              29
                   -------------------------------------------
Section  13.04  -  Parental  Leave  of  Absence                             29
                   ----------------------------
ARTICLE  XIV  -  Administration  of  Plan                                   29
Section  14.01  -  Plan  Administrator                                      29
                   -------------------
Section  14.02  -  Administrative  Committee                                30
                   -------------------------
Section  14.03  -  Investment  Committee                                    30
                   ---------------------
Section  14.04  -  Authority  and  Duties  of  Various  Fiduciaries         30
                   ------------------------------------------------
Section  14.05  -  Named  Fiduciaries                                       31
                   ------------------
Section  14.06  -  Delegation                                               31
                   ----------
Section  14.07  -  Multiple  Capacities                                     32
                   --------------------
ARTICLE XV - Amendments, Termination, Permanent Discontinuance of
             Contributions, Merger  or  Consolidation                       32
Section  15.01  -  Amendments                                               32
                   ----------
Section 15.02 - Termination or Permanent Discontinuance of Contributions    32
                --------------------------------------------------------
Section  15.03  -  Partial  Termination                                     32
                   --------------------
Section  15.04  -  Benefits  in  Case  of  Merger  or  Consolidation        32
                   -------------------------------------------------
ARTICLE  XVI  -  Loans                                                      32
Section  16.01  -  Loans                                                    32
                   -----
Section  16.02  -  Interest  Rates                                          33
                   ---------------
Section  16.03  -  Other  Rules                                             33
                   ------------
ARTICLE  XVII  -  Miscellaneous                                             34
Section  17.01  -  Benefits  Payable  from  Trust  Fund                     34
                   ------------------------------------
Section  17.02  -  Elections                                                34
                   ---------
Section  17.03  -  No  Right  to  Continued  Employment                     34
                   ------------------------------------
Section  17.04  -  Inalienability  of  Benefits  and  Interest              34
                   -------------------------------------------
Section  17.05  -  Payments  for  Exclusive  Benefits  of  Members          34
                   -----------------------------------------------
Section  17.06  -  Missouri  Law  to  Govern                                35
                   -------------------------
Section  17.07  -  No  Guarantee                                            35
                   -------------
Section  17.08  -  Address  of  Record                                      35
                   -------------------
Section  17.09  -  Participating  Units                                     35
                   --------------------
Section  17.10  -  Headings                                                 35
                   --------
Section  17.11  -  Use  of  Masculine  Terms                                35
                   -------------------------
Section  17.12  -  Payment  of  Expenses                                    35
                   ---------------------
Section  17.13  -  Rollover  Contributions                                  36
                   -----------------------
ARTICLE  XVIII  -  Claim  Procedure                                         36
Section  18.01  -  Initial  Determination                                   36
                   ----------------------
Section  18.02  -  Review                                                   36
                   ------
ARTICLE  XIX  -  Limitation  on  Contributions                              37
Section  19.01  -  Maximum  Annual  Additions                               37
                   --------------------------
ARTICLE  XX  -  Top-Heavy  Provisions                                       39
Section  20.01  -  Application  of  Top-Heavy  Provisions                   39
                   --------------------------------------
Section  20.02  -  Definitions                                              40
                   -----------
Section  20.03  -  Minimum  Contribution                                    41
                   ---------------------
Section  20.04  -  Limit  on  Annual  Additions:  Combined  Plan  Limit     41
                   ----------------------------------------------------

                ENERGIZER HOLDINGS, INC. SAVINGS INVESTMENT PLAN



Whereas, effective April 1, 2000, Ralston Purina Company ("Ralston"), a Missouri
-------
corporation, spun off its battery and lighting products business to the shareholders of Ralston common stock, in a spin-off qualifying under Code
Section  355  (the  "Spin-off");

Whereas,  in  accordance  with  Section  7.04  of  the  Agreement  and  Plan  of
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Reorganization  dated as of April 1, 2000, (the "Agreement") between Ralston and
Energizer Holdings, Inc. ("Energizer" or "the Company"), a Missouri corporation, the Ralston Savings Investment Plan (the "Ralston SIP" or "Prior Plan"), a qualified plan under Code Section 401(a) and (k), will be split into two plans, the Ralston SIP and the Energizer Holdings, Inc. Savings Investment Plan (the "Energizer SIP"), and such split shall constitute a "spin-off" of the Ralston SIP, as defined under Code Section 414(l), and the regulations thereto;

Whereas,  the  spin-off  of  the  Ralston  SIP  is  necessary  to effectuate the
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Spin-off;

Whereas,to  effectuate  the  spin-off  of  the  Ralston  SIP,  the total account
--------
balances of all participants in the Ralston SIP on March 31, 2000, who are Energizer Individuals, as defined in the Agreement, will be transferred by the Trustee of the Ralston SIP to the Trustee of the Energizer SIP, effective as soon as practicable after March 31, 2000, subject to certain conditions set forth in the Agreement; and

Whereas,  the Energizer Board of Directors has authorized Energizer to adopt the
-------
Energizer  SIP,  as  set  forth  below.

Now, therefore, the Energizer Holdings, Inc. Savings Investment Plan is hereby adopted effective April 1, 2000.

                ENERGIZER HOLDINGS, INC. SAVINGS INVESTMENT PLAN
                             ARTICLE I - Definitions
Section  1.01  -  Accounts
                  --------
Accounts shall mean, with respect to any Member, his Before-Tax and After-Tax Supplemental Investment Accounts, his Company Matching Contribution Account, and his Rollover Account.
Section  1.02  -  Administrative  Committee
                  -------------------------
Administrative Committee shall mean the Energizer Plans Administrative Committee which has the responsibility and authority to manage and administer the Plan.
Section  1.03  -  Affiliated  Company
                  -------------------
Affiliated Company shall mean (a) any company more than fifty percent (50%) of the voting stock of which is directly or indirectly owned by Energizer Holdings, Inc. or by any successor, and (b) any Commonly Controlled Entity; provided, however, that a company shall not be an Affiliated Company unless Common Stock would be employer securities within the meaning of Code Section 409(l) with respect to such company.
Section  1.04  -  After-Tax  Supplemental  Contributions
                  --------------------------------------
After-Tax Supplemental Contributions shall mean the contributions of a Member which are credited to his After-
Tax  Supplemental  Investment  Account  in  accordance  with  Section  4.04.
Section  1.05  -  After-Tax  Supplemental  Investment  Account
                  --------------------------------------------
After-Tax Supplemental Investment Account shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to his own After-Tax Matched and Unmatched Supplemental Contributions, and any investment earnings and gains or losses thereon.
Section  1.06  -  Before-Tax  Investment  Account
                  -------------------------------
Before-Tax Investment Account shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to Before-Tax Matched and Before-Tax Unmatched Contributions under the Plan and any investment earnings and gains or losses thereon.
Section  1.07  -  Before-Tax  Matched  Contributions
                  ----------------------------------
Before-Tax Matched Contributions shall mean the amount remitted by the Employer in accordance with Section 4.01.
Section  1.08  -  Before-Tax  Unmatched  Contributions
                  ------------------------------------
Before-Tax Unmatched Contributions shall mean the amount remitted by the Employer in accordance with Section 4.03.
Section  1.09  -  Beneficiary
                  -----------
Beneficiary  shall  mean  any  person  or  persons designated in accordance with
Section  11.02.
Section  1.10  -  Board  of  Directors
                  --------------------
Board of Directors shall mean the Board of Directors of Energizer Holdings, Inc. and any committee of directors authorized by such Board to act in its behalf with reference to the Plan.
Section  1.11  -  Closing  Price
                  --------------
Closing Price shall mean the price assigned to a transaction order on a Valuation Date. Generally, the Closing Price is determined by the Trustee on the day the order is placed. However, if, in the best judgment of the Investment Committee, it would not be in the best interests of Plan Participants to determine the Closing Price on the day the order is placed, due to unusual circumstances, Investment Committee may, in its sole discretion, complete the order in such manner as the members thereof deem prudent. If a transaction is completed over several days, Participants who placed such orders on the original date will not be permitted to effect any other transactions, other than making contributions and loan repayments, until a Closing Price for the original Valuation Date is established. The Closing Price assigned to such orders will reflect the average price of the transactions necessary to complete the orders.
Section  1.12  -  Code
                  ----
Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.
Section  1.13  -  Common  Stock
                  -------------
Common Stock shall mean the common stock of Energizer Holdings, Inc. and shall include any other authorized class or series of Common Stock outstanding upon the reclassification of any of such classes or series of Common Stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock or other distributions of stock in respect of or any reverse stock split-up, or recapitalization of the Company, or any merger or consolidation of the Company with any Affiliated Company.
Section  1.14  -  Commonly  Controlled  Entity
                  ----------------------------
Commonly Controlled Entity shall mean (1) any corporation which is a member of the same controlled group of corporations within the meaning of Code Section 414(b) as Energizer Holdings, Inc., (2) any trade or business (whether or not incorporated) which is under common control with Energizer Holdings, Inc. within the meaning of Code Section 414(c), and (3) any organization which is a member of an affiliated service group within the meaning of Code Section 414(m) of which a Company is also a member, and (4) any entity which is required to be aggregated under Code Section 414(o).
Section  1.15  -  Company
                  -------
Company shall mean Energizer Holdings, Inc., a Missouri corporation, and any Affiliated Company.
Section  1.16  -  Company  Matching  Contribution  Account
                  ----------------------------------------
Company Matching Contribution Account shall mean that portion of the Trust Fund which, with respect to any Member, is attributable to any contributions made on the Member's behalf by the Company in accordance with Section 4.02 and any investment earnings and gains or losses thereon.
Section  1.17  -  Company  Matching  Contributions
                  --------------------------------
Company Matching Contributions shall mean the amount contributed by the Employer in accordance with Section 4.02(b).
Section  1.18  -  Compensation
                  ------------
Compensation shall mean the basic compensation and such other forms of cash compensation paid for employment in Covered Service, as determined by the Plan Administrator including but not limited to, regular cash bonuses (unless the Member elects to defer such bonus under a Company sponsored deferred compensation plan); payments made under a Code Section 125 Cafeteria Plan; payments received by Members as a result of non-occupational sicknesses or injuries as wage replacement; and payments received by a Member under any type of Company sponsored voluntary supplementation of worker's compensation payments. Compensation shall not include employer paid reimbursements and allowances, or non-recurring awards. Notwithstanding the foregoing, Compensation for purposes of the Plan shall not exceed the dollar limit provided under Code 401(a)(17), or such increases as the Secretary of Treasury may determine.
Section  1.19  -  Covered  Service
                  ----------------
Covered Service means employment of an Employee by an Employer in a Participating Unit, as a regular Employee for which the Employee is paid from a United States dollar payroll maintained in the United States and for which the Employee receives a regular and stated compensation or retainer and an Employee, while designated as an Internationally Assigned Employee in a sales, administrative, clerical, or production capacity for which the Employee receives a regular stated compensation or retainer which is subject to taxes imposed by the Federal Insurance Contributions Act; provided that the following service shall not be Covered Service:

     (a) Employment excepted by the Board of Directors, or by the Plan Administrator pursuant to authority delegated to it by the Board of Directors, on a uniform and nondiscriminatory basis with respect to persons similarly situated; and

     (b) Employment subject to a collective bargaining agreement the terms and conditions of which do not make this Plan applicable to it; and

     (c)     Employment  as  a  Leased  Employee;  and

     (d)     Employment  as  a  Temporary  Employee;  and

(e) Employment as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of an Employee), regardless of such individual's status under common law, including any such individual who is or has been determined by a third party (including, without limitation, a government agency or board or court or arbitrator) to be an Employee of the Company, or any Affiliated Company for any purpose, including, for purposes of any employee benefit plan of the Company or any Affiliated Company (including this Plan) or for purposes of federal, state, or local tax withholding, employment tax, or employment law.

     For all purposes under this Plan, service with Ralston Purina Company or any Ralston Affiliated Company, as defined in the Ralston SIP (the "Ralston Group"), shall constitute Covered Service for all Employees who were employees of any member of the Ralston Group, including Energizer or any Energizer Affiliated Company, on March 31, 2000, and who are Employees of Energizer or any Energizer Affiliated Company on March 31, 2001 and during the period April 1, 2000 through March 31, 2001, are continuously employed by the Ralston Group, and/or Energizer or any Affiliated Company.
Section  1.20  -  Disability
                  ----------
Disability shall mean, (a) being disabled within the meaning of any pension plan or long term disability plan of an Employer under which a Member is entitled to receive benefits and which results in Termination of Employment, or (b) if (a) is not applicable, as provided in Code Section 72(m)(7), being unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or to be of a long continued and indefinite duration which results in a Termination of Employment.
Section  1.21  -  Effective  Date
                  ---------------
Effective Date shall mean April 1, 2000, except as otherwise provided herein, in respect of Energizer Holdings, Inc., and the date as of which the Plan is adopted  by  an  Affiliated  Company,  with  respect  to  such  company.
Section  1.22  -  Eligible  Employee
                  ------------------
Eligible Employee shall mean an Employee who has satisfied the eligibility requirement of Section 2.01 and is employed in Covered Service.
Section  1.23  -  Eligible  Spouse
                  ----------------
Eligible Spouse shall mean the person to whom a Member is lawfully married at the time benefit payments to the Member from this Plan commence, or in the case of a Member who dies before such time, the person to whom the Member is lawfully married on the date of death of the Member.
Section  1.24  -  Employee
                  --------
Employee shall mean any person employed by the Company, including a Leased Employee.
Section  1.25  -  Employer
                  --------
Employer shall mean Energizer Holdings, Inc. or any Affiliated Company by whom the Employee is employed that contributes to the Plan for the benefit of its employees with the approval of the Plan Administrator. Any such Company that contributes to the Plan shall thereby agree to all of the terms and conditions of the Plan.
Section  1.26  -  Entry  Date
                  -----------
Entry Date, with respect to an Eligible Employee who: (i) on March 31, 2000 is a participant in the Ralston SIP; (ii) on April 1, 2000 is employed in Covered Service; and (iii) whose Entry Date under the Ralston Purina Savings Investment Plan is a date on or before March 31, 2000, shall mean the Entry Date as determined under the Ralston Purina Company Savings Investment Plan. For all other Eligible Employees, the Entry Date shall mean the first day of the second month immediately following his or her Employment Commencement Date.
Section  1.27  -  Five-Percent  (5%)  Owner
                  -------------------------
Five-Percent (5%) Owner shall mean an Employee who is a five-percent (5%) owner as defined in Code Section 416(i)(1)(B)(i).
Section  1.28  -  Highly  Compensated  Employee
                  -----------------------------
Highly Compensated Employee shall mean any Employee who is a highly-compensated employee as defined in Section 414(q) of the Code and regulations thereunder.
Section  1.29  -  Investment  Committee
                  ---------------------
Investment Committee shall mean the Energizer Plans Investment Committee which has the responsibility and authority to control and manage the Trust Fund.
Section  1.30  -  Investment  Fund  or  Funds
                  ---------------------------
Investment Fund or Funds shall mean the separate funds established within the Trust in accordance with Article VII.
Section  1.31  -  Leased  Employee
                  ----------------
Leased  Employee  shall mean a person who provides services to the Company and--

          (1) such services are provided pursuant to an agreement (written or oral) between the Company, and any other person ("leasing organization"),

          (2) such person has performed such services for the Company on a substantially full-time basis for a period of at least one year, and

          (3) such services are performed under primary direction or control by the recipient for all Plan years beginning after December 31, 1996.

A person shall not be deemed a Leased Employee if he is covered by a plan maintained by a leasing organization which is a money purchase pension plan with a non-integrated employer contribution rate of at least ten percent (10%) of compensation, and provides for immediate participation and for full and immediate  vesting  provided  that  Leased Employees constitute less than twenty percent  (20%)  of  the  Company's  Non-Highly  Compensated  Employees.
Section  1.32  -  Member
                  ------
Member shall mean any person included in the membership of the Plan as provided in Article II.

Section  1.33  -  Non-Highly  Compensated  Employee
                  ---------------------------------
Non-Highly Compensated Employee shall mean any Employee who is neither a Highly Compensated Employee nor a family member of a Highly Compensated Employee, as defined in Section 414(q) of the Code and regulations thereunder.
Section  1.34  -  Participating  Unit
                  -------------------
Participating  Unit  shall  mean  Energizer  Holdings, Inc. or any subsidiary of
Energizer Holdings, Inc. that contributes to the Plan for the benefit of its Employees with the approval of the Plan Administrator, and any unit of Employees of the Company or an Affiliated Company authorized to participate in the Plan in accordance with Section 17.09.
Section  1.35  -  Plan
                  ----
Plan shall mean the Energizer Holdings, Inc. Savings Investment Plan, as described herein or as hereafter amended.
Section  1.36  -  Prior  Plan
                  -----------
Prior Plan shall mean the Ralston Purina Company Savings Investment Plan as in effect on January 1, 1988.
Section  1.37  -  Plan  Administrator
                  -------------------
Plan  Administrator  shall  mean  Energizer  Holdings,  Inc
Section  1.38  -  Plan  Year
                  ----------
Plan  Year  shall  mean  the  calendar  year.
Section  1.39  -  Profits
                  -------
Profits shall mean both the accumulated earnings and profits and current net taxable income of the Company attributable to the Energizer Power Systems division (EPS), before deduction of federal, state, and local income taxes and before any contributions made by the Company to this or any other employee benefit plan maintained by the Company, on behalf of employees of EPS, as determined by its independent public accountants in accordance with generally accepted accounting principles.
Section  1.40  -  Retirement
                  ----------
Retirement shall mean early or normal retirement under any other retirement plan of the Company, provided such retirement results in the Member's Termination of Employment.
Section  1.41  -  Rollover  Account
                  -----------------
Rollover Account shall mean that portion of the Trust Fund that, with respect to any Employee, is attributable to Rollover Contributions to the Trust by that Employee under Section 17.13 of the Plan.
Section  1.42  -  Rollover  Contribution
                  ----------------------
Rollover Contribution shall mean that portion of the Trust Fund which, with respect to any Employee, is attributable to Rollover Contributions under Section
17.13  under  the Plan, and any investment earnings and gains or losses thereon.
Section  1.43  -  Temporary  Employee
                  -------------------
Temporary Employee shall mean an Employee who is hired (i) to complete a special project of limited duration, or (ii) to fill the vacancy of an Employee who is on a leave of absence.
Section  1.44  -  Termination  of  Employment
                  ---------------------------
Termination of Employment shall mean separation from the employment of the Company for any reason, including, but not limited to, Retirement, death, Disability, resignation or dismissal by the Company; provided, however, that a transfer of employment between Energizer Holdings, Inc. and an Affiliated Company or between Affiliated Companies shall not be deemed to be "Termination of Employment." Notwithstanding the foregoing, for purposes hereunder, an Employee who has been placed on inactive status for a twelve (12) consecutive month period shall be treated as having incurred a termination of Employment; provided, however, if a definite date has been established at which time the Employee is expected to return to Covered Service, then the person shall not be deemed to have incurred a "Termination of Employment". With respect to any leave of absence or any period of service in the Armed Forces of the United States ("Armed Forces"), Article III shall govern.
Section  1.45  -  Trustee
                  -------
Trustee  shall  mean  a  trustee  or trustees at any time acting as such under a trust  agreement  or  agreements  established  for  purposes  of  this  Plan.
Section  1.46  -  Trust  Fund
                  -----------
Trust Fund shall mean the cash and other properties arising from contributions made in accordance with the provisions of this Plan.
Section  1.47  -  Valuation  Date
                  ---------------
Valuation Date shall mean the date reflecting the effective date on which a transaction was implemented at the Closing Price established for that date.
Section  1.48  -  Withdrawal  Valuation  Date
                  ---------------------------
Withdrawal Valuation Date shall mean, with respect to a Member, the Valuation Date coinciding with, or immediately following, the date on which his request for a withdrawal under the Plan is effected by the Plan Administrator.
                             ARTICLE II - Membership
Section  2.01  -  Eligibility
                  -----------
An Employee shall be eligible for membership in the Plan on any Entry Date on which the Employee is employed in Covered Service.
Section  2.02  -  Membership  Application
                  -----------------------
An Eligible Employee may become a Member on an Entry Date by completing and submitting to the Plan Administrator in a timely manner an application form supplied by the Plan Administrator on which he designates the percentage of his Compensation he wishes to be contributed to this Plan by means of deductions from his Compensation, he chooses one or more Investment Fund(s), and he names a Beneficiary. Participation in the Plan by an Eligible Employee is voluntary.
Section  2.03  -  Rehired  Former  Employee
                  -------------------------
If a former Employee formerly eligible for membership under Section 2.01 above is rehired after a Severance from Service Date as defined in Section 3.05(d), the former Employee shall again be eligible to become a Member of the Plan on the date of his re-employment as an Eligible Employee.

                              ARTICLE III - Service
Section  3.01  -  Absence  in  Military  Service
                  ------------------------------
If an Employee shall have been absent from the service of the Company because of service in the Armed Forces of the United States and if he shall have returned to the service of the Company within the period during which re-employment rights are extended by law, such absence shall not count as a period of severance. Any period of such absence which is not otherwise included in his Period of Service shall be so included. Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.
Section  3.02  -  Approved  Leave  of  Absence
                  ----------------------------
A period during which an Employee is on a leave of absence approved by the Company not otherwise included in a Period of Service shall, if the Plan Administrator so determines, be so included under rules established by the Plan Administrator uniformly applicable to all Employees similarly situated.
Section  3.03  -  Family  Medical  Leave
                  ----------------------
If an Employee is absent from the service of the Company because of a leave of absence which qualifies as a leave under the Family Medical Leave Act, such absence  shall  be  included  in  the  Period  of  Service.
Section  3.04  -  Period  of  Service
                  -------------------
The Period of Service of an Employee means the period of Covered Service beginning on an Employment Commencement Date of an Employee and ending on the Severance from Service Date of the Employee that next follows such an Employment Commencement Date. Nonconsecutive Periods of Service shall be aggregated and three hundred sixty-five (365) days of service shall equal a whole year of service. If an Employee performs an Hour of Service within twelve (12) months of a Severance from Service Date, the Employee's Period of Service shall include the time which elapsed between the date of such a Severance from Service Date and such date of re-employment.

Additionally, service with Gates Energy Products, Inc., for all employees who were employed by Gates Energy Products, Inc. on August 27, 1993, who became Employees of Eveready Battery Company, Inc. on August 28, 1993 shall be included in an Employee's Period of Service.

Section  3.05  -  Service  Definitions
                  --------------------

          (a) "Employment Commencement Date" shall mean the date the Employee first performs an Hour of Service; provided that, if an Employee incurs a Break in Service of at least one year, the Employment Commencement Date of the Employee shall be the first day on which the Employee performs an Hour of Service after incurring such a Break in Service.

          (b) "Break in Service" means the period following a Severance from Service Date extending until the Employee again completes an Hour of Service.

          (c) "Hour of Service" means an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company.

          (d) "Severance from Service Date" means the earlier of (1) the date the Employee retires, dies, resigns or is discharged, or (2) the first anniversary of the date on which the Employee begins a period of absence, with or without pay, with the Company, subject, however, to the provisions of Section 1.44.

                           ARTICLE IV - Contributions
Section  4.01  -  Before-Tax  Matched  Contributions
                  ----------------------------------

          (a) (i) Each Member may elect to reduce his Compensation in any amount from one percent (1%) to six percent (6%) [in one percent (1%) increments] of his Compensation for each payroll period subject to the provisions set forth in Sections 4.01(b), 4.05, 4.09, and Article XIX, and his Employer shall remit to the Plan on his behalf Before-Tax Matched Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than ninety (90) days after the end of such payroll period.

          (b) Notwithstanding the foregoing, the Employer shall not remit to the Plan any Before-Tax Matched Contributions on behalf of any Member who receives a hardship withdrawal of his Before-Tax Contribution Account or his Company Matching Contribution Account, in accordance with Section 12.02, during the twelve-month period immediately following such withdrawal.
Section  4.02  -  Company  Matching  Contributions
                  --------------------------------

          (a) Notwithstanding anything to the contrary in Section 4.01(a) or this Section, a Member shall not be entitled to a Company Matching Contribution until the earlier of (I) the one-year anniversary of his Employment Commencement Date or (ii) January 1, 2001.

          (b)     Company  Matching  Contributions. The Company shall contribute
                  --------------------------------
to the Plan as of each payroll period an amount equal to fifty percent (50%) of the aggregate Before-Tax Matched Contributions for such period.

          (c) In the event that the Commissioner of Internal Revenue, on timely application made after the adoption of the Plan, determines that the Plan and the implementing trust do not qualify for tax-exempt status, or refuses, in writing, to issue a favorable determination with respect to the Plan and such trust, the Employer contributions made on or after the date on which such determination or refusal is applicable shall be returned to the Employer without interest. In the event that an Employer contribution to the Plan is made by a mistake of fact or all or part of the Employer's deductions under Code Section 404 for con-tributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions attributable to such mistake of fact or to which such disallowance applies shall be returned to the Employer without interest. Any such return shall be made within one year after the making of such contribution by mistake of fact or the denial of qualification or disallowance of deductions, as the case may be.

Section  4.03  -  Before-Tax  Unmatched  Contributions
                  ------------------------------------

          (a) A Member who has elected the maximum Before-Tax Matched Contribution rate of six percent (6%) may elect to further reduce his Compensation by an additional one percent (1%) to six percent (6%) [in one percent (1%) increments] of his Compensation for each payroll period, subject to the provisions set forth in Sections 4.03(b), 4.05, 4.09, and Article XIX, and his Employer shall remit to the Plan on his behalf Before-Tax Unmatched
Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than ninety (90) days after the end of such payroll period.

          (b) Notwithstanding the foregoing, the Employer shall not remit to the Plan any Before Tax Unmatched Contributions on behalf of any Member who receives a hardship withdrawal of his Tax Contribution Account or his Company Matching Contribution Account, in accordance with Section 12.02, during the twelve-month period immediately following such withdrawal.
Section  4.04  -  After-Tax  Matched  and  Unmatched  Supplemental Contributions
                  --------------------------------------------------------------

          (a) A Member may (i) elect to make After-Tax Matched Supplemental Contributions by authorizing payroll deductions of one percent (1%) of his Compensation, and (ii) elect to make After-Tax Unmatched Supplemental Contributions by authorizing payroll deductions of one percent (1%) to twenty-one percent (21%) [in one percent (1%) increments] of his Compensation, which Contributions shall be paid to the Trustee as soon as practicable after the end of the month in which the applicable payroll period ends, but in no event later than ninety (90) days after the end of such payroll period. A Member's election of After-Tax Supplemental Contributions may be made in addition to any Before-Tax Matched or Before-Tax Unmatched Contributions elected by the Member, or may be made in lieu of such other contributions, subject to the provisions set forth in Section 4.06 and Article XIX.

               The Plan Administrator may implement rules limiting the After-Tax Supplemental Contributions which may be made on behalf of Highly Compensated
Employees  so  that  these  limits  are  satisfied.

(b) Notwithstanding the foregoing, a Member may not elect to make After-Tax Supplemental Contributions during the twelve-month period immediately following the distribution of any hardship withdrawal of his Before-Tax Contribution Account or his Company Matching Contribution Account, in accordance with Section
     12.02.

Section  4.05  -  Deferral  Percentages
                  ---------------------

          (a)     The  actual  deferral  percentage  for  the Highly Compensated
Employees  shall  satisfy  at  least  one  of  the  following  tests:

                     (i) The actual deferral percentage for the eligible Highly Compensated Employees for the Plan Year does not exceed the actual deferred percentage for the eligible Non-Highly Compensated Employees for the Plan Year, multiplied by 1.25; or

                    (ii) The actual deferral percentage for the eligible Highly Compensated Employees for the Plan Year does not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees for the Plan Year, multiplied by 2.0; provided, however, that the actual deferral percentage for the eligible Highly Compensated Employees may not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees by more than two percentage points.

          (b)     (1)     The  actual  deferral  percentage  with  respect  to
Before-Tax Matched Contributions for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                     (i) The amount of Before-Tax Matched Contributions actually paid to the Plan on behalf of each such Employee for such Plan Year, to

                    (ii) The Employee's compensation (within the meaning of Code Section 414(s)) for such Plan Year.

          (b)     (2)     The  actual  deferral  percentage  with  respect  to
Before-Tax Unmatched Contributions for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                     (i) The amount of Before-Tax Unmatched Contributions actually paid to the Plan on behalf of each such Employee for such Plan Year, to

                    (ii) The Employee's compensation (within the meaning of Code Section 414(s)) for such Plan Year.

          (b)     (3)     In  each  case  referred  to  in  Sections  (b)(1) and
(b)(2), the actual deferral percentage test described in Section 4.05(a) shall be computed separately for each controlled group [determined in accordance with Code Sections 414(b), (c), (m), (n), and (o)] whose Employees participate in the Plan.

          (c) In making the deferral percentage calculations set forth above, the Plan Administrator, as permitted by law, may, but is not required to, take into account other contributions made by the Company on behalf of Eligible Employees; provided that such other contributions must be one hundred percent (100%) vested and subject to the withdrawal restrictions applicable to qualified non-elective contributions [as defined in Code Section 401(m)].

          (d) If the actual deferral percentage of eligible Highly Compensated Employees exceeds the amounts allowed under Paragraphs (a) and (b) above, the excess Before-Tax Contributions (as determined below) shall be distributed to the Members as soon as practicable (but in no event later than the last day of the next succeeding Plan Year). Any such distribution shall include income and loss allocated to the excess in accordance with Reg. Section 1.401(k) - 1(f)(4).

          (e) The amount of excess Before-Tax Contributions to be so distributed to a Highly Compensated Employee shall equal:

                (i) The total Before-Tax Matched and Before-Tax Unmatched Contributions specified in clause (i) of Section 4.05(b)(1) or (b)(2), as the case may be, for such employee, less

               (ii) The reduced deferral dollar amount (determined below) for such employee with respect to Before-Tax Matched or Before-Tax Unmatched Contributions, as the case may be.

          (f) The reduced deferral dollar amount for each Highly Compensated Employee shall be determined by first reducing the Before-Tax Unmatched Contributions, and then the Before-Tax Matched Contributions, as necessary, of the Highly Compensated Employee with the highest actual deferral dollar amount of Before-Tax Contributions, to whichever deferral dollar amount is higher: (i) the deferral dollar amount which enables the highly compensated group to satisfy one of the tests of paragraph (a)(i), or (ii) the deferral dollar amount that is equal to that of the Highly Compensated Employee with the next highest actual deferral dollar amount.

          The above process shall be repeated until the highly compensated group satisfies one of the tests set forth in paragraph (a).

          (g) The Plan Administrator may implement rules limiting the Before-Tax Matched and Unmatched Contributions which may be made on behalf of some or all Highly Compensated Employees so that the tests set forth in Section
4.05  are  satisfied.

Section  4.06  -  Contribution  Percentages
                  -------------------------

          (a) The actual contribution percentage for the Highly Compensated Employees, for each Plan Year, shall not exceed the greater of (i) the actual contribution percentage for eligible Non-Highly Compensated Employees for the Plan Year multiplied by 1.25, or (ii) the lesser of (A) two hundred percent (200%) of the actual contribution percentage of the eligible Non-Highly Compensated Employees, or (B) the actual contribution percentage of the eligible Non-Highly Compensated Employees, plus two (2) percentage points.

          (b) The actual contribution percentage for a specified group of employees shall be the average of the ratios (calculated separately for each Employee in such group) of:

                (i) The sum of the following which are actually paid on behalf of such Employee for such Plan Year,

(A)     Company  Matching  Contributions
(B)     After-Tax  Supplemental  Contributions,  and
(C) Any Qualified Non-Elective Contributions [as defined in Section 401(m)(4)(C) of the Code],

               (ii)     The  Employee's compensation (within the meaning of Code
Section  414(s))  for  such  Plan  Year.

          (c) In making the contribution percentage calculations set forth above, the Plan Administrator, as permitted by law, may, but is not required to, take into account other contributions made by the Company on behalf of Eligible Employees.

          (d) If the actual contribution percentage of Highly Compensated Employees exceeds the amounts allowed under paragraph (a) above, the excess contributions (as determined below) shall be distributed to the Members as soon as practicable (but in no event later than the last day of the next succeeding Plan Year). Any such distribution shall include income and loss allocated to the excess in accordance with Reg. Section 1.401(m)-1(e)(3).

          (e) The amount of excess contributions to be so distributed to a Highly Compensated Employee shall equal

                (i)     The  total  contributions  specified  in  clause  (i) of
Section  4.06(b),  less

               (ii) The reduced contribution dollar amount (determined below) for such employee.

          (f) The reduced contribution amount for each Highly Compensated Employee shall be determined by reducing the actual contribution amount of the Highly Compensated Employee with the highest actual contribution dollar amount to whichever of the following amounts is higher:

                (i) The amount which enables the highly compensated group to satisfy one of the tests of paragraph (a)(i); or

               (ii) The amount that is equal to that of the Highly Compensated Employee with the next highest actual contribution amount.

               The above process shall be repeated until the highly compensated group satisfies one of the tests set forth in paragraph (a).

          (g) The multiple use of the alternative non-discrimination tests set forth in Section 4.05(a)(ii) and Section 4.06(a)(ii) shall be limited as prescribed by law. If restrictions on such multiple use apply, the Plan Administrator shall designate either the actual deferral percentages or the actual contribution percentages of Highly Compensated Employees to be reduced, and shall reduce such percentages in the manner described above, until the multiple use limitations are no longer exceeded.

          (h) The Plan Administrator may implement rules limiting the After-Tax Supplemental Contributions which may be made by some or all Highly
Compensated Employees, so that the test set forth in Section 4.06(a) is satisfied.

          (i) For purposes of determining the actual contribution percentage of a Member who is either a five-percent (5%) owner or one of the ten (10) most highly-paid, Highly Compensated Employees, the Company Matching Contributions, After-Tax Supplemental Contributions, qualified non-elective contributions, other matching contributions, and Compensation of such Member shall include the Company Matching Contributions, After-Tax Supplemental Contributions, qualified non-elective contributions, other matching contributions, and Compensation of family members. Family members of Members who are either five-percent (5%) owners or one of the ten (10) most highly-paid, Highly Compensated Employees shall be disregarded as separate employees in determining the actual contribution percentages for both Members who are Highly Compensated Employees and for Members who are Non-Highly-Compensated Employees.

Section 4.07 - Change in Before-Tax Matched, Before-Tax Unmatched, and After-Tax
               -----------------------------------------------------------------
Supplemental  Contributions
---------------------------
Subject to the provisions of Sections 4.01, 4.03, and 4.04, a Member may change the election permitted by Sections 4.01, 4.03 and 4.04 by giving at least fifteen (15) days' prior written notice to the Plan Administrator or such shorter period as the Plan Administrator or its delegatee may approve. Such changed election shall become effective no later than the first day of the first month commencing on or after the expiration of the notice period. In addition, where Before-Tax Matched, Before-Tax Unmatched, or After-Tax Supplemental Contributions by payroll deduction are or may be prohibited by law, in the opinion of counsel to the Company, a Member, upon approval by the Plan Administrator, may make contributions directly to the Trustee for each payroll period by a method satisfactory to the Plan Administrator as long as such deposits are timely made on the same schedule as payroll deductions. The Trustee shall not accept direct contributions not timely made by a Member.
Section  4.08  -  Suspension  of  Before-Tax  Matched, Before-Tax Unmatched, and
                  --------------------------------------------------------------
After-Tax  Supplemental  Contributions
     ---------------------------------

          (a) A Member may cause the suspension of Before-Tax Matched, Before-Tax Unmatched, and/or After-Tax Supplemental Contributions on his behalf at any time by giving at least fifteen (15) days' prior written notice to the Plan Administrator, or such shorter period as the Plan Administrator or its delegatee may approve, in advance of the date on which such a suspension shall become effective. The suspension shall become effective as soon as practicable after notification is received. During such period of suspension of Before-Tax Matched Contributions no Company Matching Contributions on behalf of such a Member shall be made by the Company.

          (b) A Member who has caused the suspension of Before-Tax Matched, Before-Tax Unmatched, and/or After-Tax Supplemental Contributions may have them resumed in accordance with Sections 4.01, 4.03 and 4.04 by notifying the Plan Administrator in writing at least fifteen (15) days in advance of the date on which contributions are resumed, or such shorter period as the Plan Administrator or its delegatee may approve. Contributions shall resume on the first day of the first month commencing immediately after the expiration of the fifteen (15) day notice period.

          (c)     A  Member for whom contributions under Sections 4.01, 4.03 and
4.04 have ceased because he is on an unpaid absence from service shall again be eligible to have such contributions made on the date he returns to service as an Eligible Employee. No contributions may be made for a Member for any unpaid period of absence from service including, but not limited to, absence due to sickness, approved leave of absence, or service in the Armed Forces.

          (d)     A  Member for whom contributions under Sections 4.01, 4.03 and
4.04 have ceased because he has ceased to be an Eligible Employee but, nevertheless, continues to be an Employee shall again be eligible to have such contributions made on the next Entry Date after he again becomes an Eligible Employee and gives written notice to the Plan Administrator on the prescribed form.
Section  4.09  -  Limitation  of  Contributions
                  -----------------------------
The sum of Before-Tax Matched Contributions and Before-Tax Unmatched Contributions remitted on behalf of any Member shall be limited to $10,500, or such other dollar amount as may be specified by the Secretary of the Treasury pursuant to Section 402(g) of the Code. Contributions shall be further limited as described in Article XIX. In accordance with Code Section 402(g)(2)(A)(ii), any excess deferral shall be distributed to a Member by April 15 following the close of the Plan Year in which such excess deferral occurred. Any such distribution shall include income and loss allocated to such excess.

                             ARTICLE V - Trust Fund
Section  5.01  -  The  Trust  Agreement
                  ---------------------
Energizer  Holdings,  Inc.  shall  enter  into one or more trust agreements (the
"Trust Agreement") which shall contain such provisions as shall render it impossible for any part of the corpus of the Trust Fund or income therefrom to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Members. Any or all rights or benefits accruing to any person under the Plan with respect to any Contributions deposited under the Trust Agreement shall be subject to all the terms and provisions of the Trust which shall be part of the Plan.
Section  5.02  -  The  Trustee
                  ------------
The Trustee shall be appointed by the Board of Directors or its delegatee to serve at its pleasure. The Trust Fund may be held by the Trustee as part of a master or collective trust comprised of assets of various qualified plans maintained by the Company.
Section  5.03  -  Separate  Investment  Funds
                  ---------------------------
The Trustee will maintain as many separate Investment Funds, each with different investment objectives, as the Investment Committee deems advisable. Such
Investment Funds may be added or deleted as the Investment Committee so determines in accordance with the provisions of Section 14.03. The Investment Funds are described in Articles VI and VII. Each Investment Fund may be part of a fund with the same investment objectives maintained by the Trustee for the benefit of participants in other qualified plans maintained by the Company, or may be a separate fund maintained only for the benefit of Members of this Plan. Earnings or gains derived from the assets of any Investment Fund will be invested in that Fund. Appropriate Accounts for each Member shall be established and maintained in each Investment Fund in which a Member has an interest.
Section  5.04  -  Temporary  Investment
                  ---------------------
Pending permanent investment of the assets of any Investment Fund, the Trustee temporarily may make short-term investments in obligations of the United States Government, commercial paper, an interim investment fund for tax qualified employee benefit plans established by the Trustee unless otherwise provided by applicable law, or other investments of a short-term nature.
Section  5.05  -  Investment  Managers
                  --------------------
Energizer Holdings, Inc. may, by action of the parties authorized under Article XIV, enter into a written agreement with, or direct the Trustee to enter into an agreement with, one or more investment managers to manage the investments of one or more of the Investment Funds. Such investment managers may include one or more insurance companies which enter into guaranteed investment contracts with the Trustee. Energizer Holdings, Inc. may, from time to time, remove any such investment manager or any successor investment manager, or direct the Trustee to do so, and any such investment manager may resign. The Company may, upon removal or resignation of an investment manager, provide for the appointment of a successor investment manager.

                       ARTICLE VI - ESOP Common Stock Fund
Section  6.01  -  The  ESOP  Common  Stock  Fund
                  ------------------------------

          (a) The assets of the ESOP Common Stock Fund shall be invested primarily in Energizer Holdings, Inc. Common Stock. All Company Matching Contributions remitted to the Plan shall be invested solely in the ESOP Common Stock Fund.

          (b) It is intended that the ESOP Common Stock Fund constitute an "employee stock ownership plan" within the meaning of Code Section 4975(e)(7) .

          (c) Shares of ESOP Common Stock shall be allocated to the Accounts of Members as soon as practicable. The number of shares acquired with Company Matching Contributions to be allocated to each Member's Account shall be determined by multiplying the total number of shares to be allocated to Members' Accounts by a fraction, the numerator of which equals the amount of Before-Tax Matched Contributions made on behalf of such Member during the period of allocation, and the denominator of which equals the total of all Before-Tax Matched Contributions made on behalf of the Members for the period of allocation.

Section  6.02  -  ESOP  Common  Stock  Dividends
                  ------------------------------

(a)     ESOP  Common  Stock  Allocated  to Member Accounts.  Cash dividends paid
---     --------------------------------------------------
with  respect  to  ESOP Common Stock credited to a Member's Accounts may, at the
---
direction  of  the  Company,  be  paid  by  the Trustee directly to the Members.
--

(b)     Stock Dividends.  Shares of ESOP Common Stock received by the Trustee as
---     ---------------
     stock dividends or stock splits with respect to ESOP Common Stock allocated to any Member's Accounts shall be credited to such Member's Accounts.

Section  6.03  -  Withdrawals  and  Distributions
                  -------------------------------

          (a) In the event a Member becomes entitled to a distribution or withdrawal, or loan of some or all of amounts invested in the ESOP Common Stock Fund, the Trustee shall cause as many shares of such Member's ESOP Common Stock as are the subject of such distribution, loan, or withdrawal to be sold in the open market, or redeemed or repurchased for cash or, in the case of a distribution or withdrawal, distributed in kind, in accordance with the distribution election of the Member.
Section  6.04  -  Voting  and  Tendering
                  ----------------------
Each Member shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote at any meeting of Energizer Holdings, Inc.
shareholders those shares of ESOP Common Stock allocated or credited to his Accounts as of a date prior to such meeting as established by the Plan Administrator for administrative purposes. Instructions by Members to the Trustee shall be in such form and pursuant to such regulations as the Plan Administrator may prescribe and any such instructions shall remain in the strict confidence of the Trustee. If the Trustee does not timely receive instructions from a Member regarding his shares, the Trustee shall be required to vote such shares in the same proportion as were voted those shares for which the Trustee received Member instruction.

Each Member shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer (other than a tender or exchange offer made by the Company) for any or all shares of ESOP Common Stock credited to such Member's Accounts as of a date prior to the expiration of the offer, as established by the Plan Administrator for administrative purposes. The Trustee shall notify each Member and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to shareholders of the Company in connection with any such tender or exchange offer. Upon its timely receipt of such instructions, the Trustee shall tender or exchange such shares of ESOP Common Stock as and to the extent so instructed. The failure of a Member to instruct the Trustee to tender or exchange shares of ESOP Common Stock credited to his account shall be deemed to be an instruction not to tender or exchange such shares of stock. Accordingly, if the Trustee does not receive instructions from a Member regarding any such tender or exchange offer for ESOP Common Stock, the Trustee shall not tender such shares. Notwithstanding the foregoing, the rights of Members and duties of the Trustee set forth herein shall not apply in the event of a tender offer by the Company for any or all shares of ESOP Common Stock credited to such Members' Accounts; nor shall the Trustee tender or exchange any ESOP Common Stock.
Section  6.05  -  Diversification  Elections
                  --------------------------
A Member who has attained age fifty-five (55) and completed ten (10) years of participation in the Plan (and any predecessor plan thereof including, but not limited to, the Prior Plan), may, at any time and from time to time following the close of the Plan Year during which the Member has satisfied these requirements, elect to diversify the investment of up to an aggregate of fifty percent (50%) of the shares of ESOP Common Stock in his ESOP Common Stock Fund Account attributable to Company Matching Contributions (to the extent such portion exceeds the amount to which a prior election applies), as determined on the last day of the Plan Year immediately preceding the Plan Year during which the election occurs, by electing to invest such portion of his Account in the Investment Funds authorized by the Investment Committee and maintained by the Trustee in accordance with Section 7.01 hereof. For purposes of this paragraph, any reduction in the Member's Account in the ESOP Common Stock Fund after the close of such immediately preceding Plan Year which is attributable to (i) a hardship withdrawal as described in Section 12.02 hereof, or (ii) a Member's loan as described in Section 16.01 hereof, shall be treated as subject to the Member's election to diversify for purposes of applying the fifty percent (50%) limit. (Restrictions on such loans and hardship withdrawals, however, shall be governed solely by Article XVI and Article XII, respectively.)

                      ARTICLE VII - Other Investment Funds
Section  7.01  -  Other  Investment  Funds
                  ------------------------
Other Investment Funds, as authorized by the Investment Committee and maintained by the Trustee, from time to time may include the following:

          (a)     U.S. Government Money Market Fund.  The objective of this type
                  ---------------------------------
of fund is to seek the maximum current income consistent with preservation of principal and liquidity. This type of fund invests in short-term securities issued by the United States Government, its agencies and instrumentalities, and in repurchase agreements collateralized by such securities. A portion of the U.S. Government securities held by the Federal Portfolio may not be backed by the full faith and credit of the U.S. Government.

          (b)     Fixed  Income  Fund.  The objective of this type of fund is to
                  -------------------
provide a stable principal amount, but a higher yield than can be earned in a money market fund. Assets are primarily invested in contracts with insurance companies which provide for repayment by the issuing company of principal with interest at a fixed rate, or fixed minimum rate, for a specified period and in short-term corporate and government bonds. The yield on this type of fund is a blended rate reflecting the interest rates on all investments in the fund.

          (c)     Balanced  Fund.  The  objective  of  this  type  of fund is to
                  --------------
follow a diversified and balanced program of investing in bonds and common stock. This type of fund invests sixty-seventy percent (60%-70%) of its net assets in stocks of large well-known companies and thirty-forty percent (30%-40%) of its net assets in long-term high-quality bonds. This type of fund is designed to provide conservation of principal, a reasonable income return, and potential growth of capital.

          (d)     Equity  Index  Fund.  A  growth  and income fund, this type of
                  -------------------
fund invests in all of the stock included in the Standard & Poor's (S&P) 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. This type of fund is designed to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index.

          (e)     Growth  and  Income Fund.  This type of fund invests in common
                  ------------------------
stocks that have a history of paying dividends. This type of fund selects common stocks that, in the opinion of the investment manager, are undervalued in the marketplace. This type of fund seeks long-term capital growth and a reasonable level of dividend income.

          (f)     Aggressive  Growth  Fund.  This type of fund primarily invests
                  ------------------------
in common stocks of smaller companies with favorable prospects for growth in market value. This type of fund seeks long-term growth of capital.

          (g)     International  Growth  Fund.  This  type  of fund invests in a
                  ---------------------------
diversified portfolio of international stocks, or stocks of companies based outside of the United States. The Portfolio seeks to provide long-term growth of capital. The Portfolio provides little, if any, dividend income.

          (h)     The  Ralston Stock Fund.  The assets of the Ralston Stock Fund
                  -----------------------
shall be invested solely in the common stock of Ralston Purina Company ("Ralston Stock"), credited to a Member's Account upon the spin-off of Energizer Holdings, Inc., by the Company effective April 1, 2000, which resulted in all holders of Ralston Stock receiving one (1) share of Energizer Holdings, Inc. Stock for every three (3) shares of Ralston Stock. The Trustee shall not purchase any additional shares of Ralston Stock for crediting to Members' Accounts. Any dividends paid with respect to Ralston Stock shall be reinvested in accordance with a Member's investment directions, as provided in Section 7.02. All shares of Ralston Stock held in the Fund shall be held in the name of the Trustee or its nominee. Any assets remaining in the Ralston Stock Fund on March 31, 2001 shall be re-invested in accorance with a Member's investment directions, as provided in Section 7.02, or, if no such directions have been provided, invested in the U.S. Government Money Market Fund.
Section  7.02  -  Investment  of  Contributions
                  -----------------------------

          (a)     Election.  All  Before-Tax  Unmatched,  After-Tax Supplemental
                  --------
Contributions, Rollover Contributions, and all Before-Tax Matched Contributions remitted to the Plan will be invested at the election of the Member in multiples of one percent (1%) in the Investment Funds authorized by the Investment Committee and maintained by the Trustee in accordance with Section 7.01. Contributions for which a Member does not make a valid election shall be invested in the U.S. Government Money Market Fund. Amounts in the ESOP Common Stock Fund attributable to Company Matching Contributions, including the earnings thereon, can be invested only in the ESOP Common Stock Fund.

               Investment directions of each new Member shall be delivered in writing to the Plan Administrator or its delegatee. Except with respect to Company Matching Contributions invested solely in the ESOP Common Stock Fund in accordance with Section 6.01, a Member may change his direction governing investment of future contributions to be credited to his respective Accounts at any time upon providing the appropriate notice to the Plan Administrator or its delegatee. An investment direction once given shall be deemed to be a continuing direction until explicitly changed by the Member by a subsequent direction to the Plan Administrator or its delegatee in accordance with appropriate procedures set forth by the Plan Administrator or its delegatee.

          (b)     Transfer  of  Investments.  Except  with  respect  to  Company
                  -------------------------
Matching Contributions invested solely in the ESOP Common Stock Fund in accordance with Section 6.01, a Member may elect, at any time, to have all or any multiple of one percent (1%) of the value of his Account as of any future Valuation Date or any dollar amount of his Account transferred to any separate Investment Fund maintained by the Trustee in accordance with Section 7.01, other than the Ralston Stock Fund.

          (c) Notwithstanding anything in this Section to the contrary, any contributions invested in an investment contract or retirement savings trust shall be subject to any and all terms of such contract or trust, regarding the transfer of assets from or into such contract or trust.
Section  7.03  -  Member  Responsibility  For  Selection  of  Funds
                  -------------------------------------------------
Each Member is solely responsible for the selection of his Investment Funds. Neither the Trustee, the Plan Administrator, the Company nor any of the officers or supervisors of the Company are empowered to advise a Member as to the manner in which his Accounts shall be invested. The fact that a security is available to members for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall the designation of any Investment Fund impose any liability on the Company, its directors, officers or employees, the Trustee, or the Plan Administrator.

When an investment election regarding the Fund is required to be made by Members, such Member shall be informed as to the manner in which their funds will be invested if they fail to make an affirmative election in a timely manner. In such event, those Members who fail to communicate an election to the Plan Administrator or its delegatee shall be deemed to have elected the specified investment and the Company, its directors, officers or employees, the Trustee, the Investment Committee, and any other plan fiduciary shall be deemed to be relieved of fiduciary responsibility for the investment of such funds.
Section  7.04  -  Voting  and  Tendering
                  ----------------------
Each Member shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote at any meeting of Energizer Holdings, Inc. shareholders those shares of Common Stock held in the ESOP Common Fund which are allocated to his Accounts as of a date prior to such meeting as established by the Plan Administrator for administrative purposes. Instructions by Members to the Trustee shall be in such form and pursuant to such regulations as the Plan Administrator may prescribe and any such instructions shall remain in the strict confidence of the Trustee. If the Trustee does not receive timely instructions from a Member regarding the voting of his shares, the Trustee shall be required to vote such shares in the same proportion as were voted those shares for which the Trustee received Members' instructions.

Each Member (or in the event of his death, his Beneficiary) shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer for any or all shares of Common Stock credited to such Member's Account as of a date prior to the expiration of the offer as established by the Plan Administrator for administrative purposes. The Trustee shall notify each Member (or Beneficiary) and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to shareholders of the Company in connection with any such tender or exchange offer. Upon its timely receipt of such instructions, the Trustee shall tender or exchange such shares of Common Stock as and to the extent so instructed. The failure of a Member to instruct the Trustee to tender or exchange shares of Common Stock credited to his account shall be deemed to be an instruction not to tender or exchange such shares of stock. Accordingly, if the Trustee does not receive instructions from a Member (or Beneficiary) regarding any such tender or exchange offer for Common Stock, the Trustee shall not tender or exchange such stock. Notwithstanding the foregoing, the rights of each Member and duties of the Trustee set forth herein shall not apply in the event of a tender offer by the Company for any or all shares of Common Stock credited to such Member's Account under the Trust Fund; nor shall the Trustee tender or exchange any Common Stock.

            ARTICLE VIII - Valuation of Assets and Members' Accounts

Section  8.01  -  Valuation  of  Assets
                  ---------------------

          (a) At the end of each Valuation Date, the Trustee shall determine the aggregate fair market value of the assets then held by it in each Investment Fund.

               (1) The market value of shares of Energizer Stock held in the ESOP Common Stock Fund shall be the closing values on the New York Stock Exchange.
Section  8.02  -  Valuation  of  Accounts
                  -----------------------
At the end of each Valuation Date, before the calculation and debiting of any distributions and in-service withdrawals from the Trust fund or the posting of transfers among Investment Funds, the net credit balances in the Accounts of Members or their beneficiaries will be adjusted to reflect any contributions to, and investment gains or losses in, the respective Investment Funds.
Section  8.03  -  Statement  of  Accounts
                  -----------------------
Each member shall be furnished, at least annually, a statement setting forth the value of his Accounts.
Section  8.04  -  Accounts  in  Units
                  -------------------
Each  Member's  Accounts  shall  be  maintained  in  units.

                      ARTICLE IX - Vesting of Contributions
Section  9.01  -  Vesting  of  Before-Tax  and After-Tax Supplemental Investment
                  --------------------------------------------------------------
Accounts
     ---
Each Member's Before-Tax Investment Account and After-Tax Supplemental Investment Account shall at all times be fully vested.
Section  9.02  -  Vesting  of  Company  Contributions  Account
                  --------------------------------------------

          (a) Subject to the provisions of subparagraph (b), a Member shall be vested in his Company Matching Contribution Account (i) at the rate of twenty-five percent (25%) for each whole year included in a Period of Service regardless of whether such employment occurs before or coincident with participation in the Plan, or (ii) one hundred percent (100%) in the event of the occurrence of any one of the following:

                    (1)     attainment  of  age  sixty-five  (65),
                    (2)     Retirement,
                    (3)     Disability,
                    (4)     death,
                    (5)     termination  of  the  Plan,
                    (6)     complete  discontinuance  of  Company contributions.

          (b)      (i)     An  EPS  Member shall at all times be fully vested in
his  Company  Before-Tax  Contribution  Account.

               (ii)     An  EPS  Member  shall  be  fully  vested in his Company
Matching  Contribution  Account  after  a  three  (3)  year  Period  of Service.

                            ARTICLE X - Distributions
Section  10.01  -  General
                   -------

          (a) Upon the Termination of Employment of a Member at or after the attainment of age sixty-five (65), or upon the occurrence of Retirement, Disability or other subsection 9.02(a) event, the entire amount credited to all of his Accounts determined as of the Valuation Date on which the Trustee receives properly authorized instructions from the Plan Administrator to make the payment, and such amount, as adjusted in accordance with Article X shall be distributed as provided in Section 10.02 to the Member, unless the Member has elected to defer the distribution of his Accounts in accordance with subparagraph (c) below.

          (b) Upon the Termination of Employment of a Member prior to attaining age sixty-five (65) for reasons other than Retirement, Disability, or death, or other Section 9.02(a) event, the vested portion of the value of his Accounts shall become distributable in accordance with Article IX (Vesting of Contributions) and shall be determined as of the Valuation Date on which the Trustee receives properly authorized instructions to make the payment from the Plan Administrator, and such amount, as adjusted in accordance with Section 10.06, shall be distributed as provided in Section 10.02, unless the Member has elected to defer the distribution of his Accounts in accordance with subparagraph (c) below.

          (c) A Member may, upon the Termination of Employment for whatever reason, elect to defer the distribution of the vested portion of the value of his Accounts until a date which is not later than the December 31 of the calendar year in which the Member attains age seventy and one-half (70-1/2) years (the "Deferral Period") by notifying the Plan Administrator or its delegatee in writing of such election to defer as soon as practicable after Termination of Employment, in accordance with procedures established by the Plan Administrator. At any time during the Deferral Period, a Member may revoke the election to defer all or a portion of the total remaining balance of the vested portion of his Accounts, and request a timely distribution of all or any portion of the total remaining balance of the vested portion of his Accounts.
Section  10.02  -  Methods  of  Distribution
                   -------------------------
Except as otherwise provided in this Article, distributions provided for under the Plan shall be made in the following manner:

          (a) A Member who has incurred a Termination of Employment, for whatever reason, by written notice on a form approved by the Plan Administrator for such purpose delivered to the Plan Administrator at least fifteen (15) days prior to his Termination of Employment, or such shorter period as determined by the Plan Administrator may irrevocably elect to receive his distribution, unless the Member has filed a grievance pursuant to an authorized collective bargaining agreement seeking reinstatement or an administrative charge with a government agency seeking reinstatement and a final determination for the grievance or charge has not been reached. If Member makes such an irrevocable election, the distribution may be received in accordance with any one of the following methods of payment:

               (1) by purchase of a nontransferable annuity contract from an Insurance Company, or

               (2) by a lump sum payment as soon as practicable after such a Termination of Employment,

               (3) in monthly, quarterly, semiannual or annual installments of principal (together with earnings on the remaining Account balance) to reflect (A) fixed dollar installments, (B) fixed percentage installments, (C) declining balance installments, or (D) life expectancy installments,

          (b) If a Member elects a distribution in the form of an annuity contract that permits payments in the form of a life annuity, the contract shall provide that benefits are paid automatically in the form of a Qualified Joint and Survivor Annuity, as defined in Section 10.03, unless the Member, with the consent of his Eligible Spouse, if any, elects another form of payment in accordance with Section 10.04.

          (c) All distributions from Investment Funds other than the ESOP Common Stock Fund shall be made in cash. Except when an annuity contract is purchased, distributions from the ESOP Common Stock Fund shall be in Company Stock with cash paid for any fractional share, unless the Member or his Beneficiary elects to take a distribution in cash.

          (d) A Distributee may elect, at the time and in the manner prescribed by the Plan Administrator or its delegatee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

               As used herein, Eligible Rollover Distribution shall mean any distribution of all or any portion of the balance to the credit of the Distributee's Accounts except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9) and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

               As used herein, Eligible Retirement Plan shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution of the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employees' or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p) are Distributee's with regard to the interest of the spouse or former spouse.

               A Direct Rollover shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
Section  10.03  -  Qualified  Joint  and  Survivor  Annuity
                   ----------------------------------------
A Qualified Joint and Survivor Annuity means an annuity for the life of the Member, with a survivor annuity for the life of the Eligible Spouse which is not less than fifty percent (50%) and is not greater than one hundred percent (100%) of the amount of the annuity which is respectively payable during the joint lives of the Member and the Eligible Spouse and which is the actuarial equivalent of a single life annuity for the life of the Member. In the case of a Member who does not have an Eligible Spouse, a Qualified Joint and Survivor Annuity means an annuity for the life of the Member.

Each Member entitled to receive his benefit in the form of a Qualified Joint and Survivor Annuity shall furnish proof of the age of the Eligible Spouse within a reasonable period before payments commence under the Qualified Joint and Survivor Annuity.
Section  10.04  - Election Not to Receive a Qualified Joint and Survivor Annuity
                  --------------------------------------------------------------
An election not to receive retirement income in the form of a Qualified Joint and Survivor Annuity may be made (and any prior such election may be revoked) by a Member entitled to receive his retirement income in such form, subject to the following:

          (a) The election must be made during the ninety (90) day period ending on the date payments of benefits to the Member commence ("Election Period").

          (b) The election must be in writing on a form acceptable to the Plan Administrator (or the insurance company) and must be signed by the Member. The election form must clearly indicate that the Member is electing to receive his retirement income in a form other than a Qualified Joint and Survivor Annuity.

          (c) The Eligible Spouse, if any, of the Member must consent to the election in writing on a form acceptable to the Plan Administrator (or the Insurance Company), signed by the Eligible Spouse and witnessed by a Plan representative or a notary public. The consent must acknowledge the effect of the election. Such a consent is not necessary if the Member establishes to the satisfaction of the Plan Administrator (or the insurance company) that such written consent may not be obtained because there is no Eligible Spouse, because the Eligible Spouse cannot be located, or because of such other circumstances as Treasury Regulations may prescribe. Any consent by an Eligible Spouse shall be effective only with respect to such Spouse, and must specifically identify the beneficiary and the optional form of benefit to which the consent relates.

          (d) Any such election may be revoked or changed by the Member by a subsequent election made in accordance with this Section during the Election Period. The election may be revoked, but not changed, without the consent of the Eligible Spouse. The Eligible Spouse may not revoke a consent to a valid election.

          (e) Within a reasonable period [no later than ninety (90) days and at least thirty (30) days] before the benefit payments commence, the Plan Administrator (or the insurance company) shall furnish to each Member entitled to receive his retirement income in the form of a Qualified Joint and Survivor Annuity, a written explanation of:

               (1) The terms and conditions of the Qualified Joint and Survivor Annuity;

               (2) The availability of the election provided by this Section and the effect of making such an election;

               (3)     The  rights  of  the  Eligible  Spouse of the Member; and

               (4) The right to revoke a previous election and the effect of such revocation.
Section  10.05  -  Completion  of  Appropriate  Forms
                   ----------------------------------
The Plan Administrator has prescribed forms providing written notice to the Company in order for a distribution to be made under the Plan. In the event a Member or a Beneficiary does not complete, execute and return such forms to the Company, the distribution of such Member's Accounts shall (except to the extent provided in Section 17.09), be mailed, as provided in Section 10.02(c) in cash, to the Address of Record as provided in Section 17.08 to a Member as soon as practicable following the sixty-fifth (65th) birthday of such Member, or to a Beneficiary. The Valuation Date for purposes of this Section 10.05 shall be as described in Article VIII.
Section  10.06  -  Accounts  of  Former  Employees
                   -------------------------------
The amount credited to the accounts of a Member, if any, after Termination of Employment of such Member shall be adjusted in accordance with Article VIII as of each Valuation Date next following such Termination of Employment until such amount shall have been distributed in full in accordance with this Article. Distribution of the balance of the amount credited to the Accounts of a Member, determined as of the Valuation Date immediately preceding such distribution, shall constitute payment in full of the benefits of such Member hereunder. Any balance of such accounts remaining unpaid at the death of a Member or Beneficiary shall be distributed in accordance with Article XI.

Any amounts being held for deferred distribution will continue to be held by the Trustee and invested in accordance with the instructions of the Members. Such instructions will be given in accordance with the provisions of this Plan. Persons receiving a deferred distribution are former Members and shall not be credited with Before-Tax, After-Tax Supplemental or Company Matching Contributions after Termination of Employment, except with respect to compensation paid subsequent to the Termination of Employment but attributable to services performed as an Employee in Covered Service.
Section  10.07  -  Consent  to  Payment
                   --------------------
Notwithstanding the foregoing provisions of Article X: (a) if the vested portion of the Accounts of a Member is $5,000 or less, it shall be distributed in a lump sum payment; and (b) if the vested portion of the Accounts of a Member exceeds $5,000 at the time the Member first becomes entitled to a distribution under this Article X, and the Member has not attained sixty-five (65) years of age, the Member must consent in writing before any portion of such Account may be distributed to the Member.
Section  10.08  -  Latest  Deferral  of  Payment
                   -----------------------------
Notwithstanding anything to the contrary in the Plan, payment of benefits pursuant to the Plan (including pursuant to annuity contracts distributed to a Member) shall not provide for deferment of payments extending beyond the following periods:

          (a) If the Beneficiary or contingent annuitant of a Member under any method of distribution is other than his Eligible Spouse, the actuarial present value of payments expected to be made to the Member shall not be less than fifty-one percent (51%) of the total actuarial present value of the benefits expected to be paid to the Member and his Beneficiary or contingent annuitant.

          (b) Unless the Member elects otherwise in writing, the latest date by which payment of benefits must commence shall be the sixtieth (60th) day after close of the Plan Year in which the latest of the following events occurs:
(1) the Member attains sixty-five (65) years of age; (2) the Member incurs a Termination of Employment; and (3) ten (10) years have elapsed from the time the Member commenced participation in the Plan.

               If payment in full is not feasible within the time limits prescribed by this subsection (b), the Plan Administrator may make interim payments from accounts of the Member.

          (c) Notwithstanding anything to the contrary in this Plan and regardless of any election by the Member, payment of benefits shall commence no later than the April 1 of the calendar year following the later of the (i) calendar year in which the Member has attained age seventy and one-half (70-1/2) years, or (ii) the calendar year in which the Member has actually retired or incurred a Termination of Employment. The minimum distribution to be made each year shall be the amount equal to the quotient obtained by dividing the Member's Account balance at the beginning of the year by the life expectancy of the Member (or the joint life and last survivor expectancy of the Member and the Beneficiary). If payments are made over the life expectancy of the Member, or the joint life expectancy of the Member and his spouse, life expectancy will be determined either: (1) only once, at the time the Member (or his spouse) receives the first distribution of his account balance; or (2) periodically, but no more frequently than annually. If payments are made over the joint life expectancy of the Member and a non-spouse Beneficiary, the change in the life expectancy of the Member may be determined periodically, but not more frequently than annually; but the life expectancy of the non-spouse Beneficiary shall be determined only once at the time the Member (or Beneficiary) receives the first distribution of his account balance.
Section  10.09  -  Lost  Payees
                   ------------
In the event the amount credited to the Account(s) of a Member remain unclaimed for more than five (5) years after such amount becomes distributable pursuant to
Section 10.07, and the Plan Administrator is unable to locate such Member (or his Beneficiary), the Plan Administrator may direct such amount to be applied to reduce Company Matching Contributions provided that in the event such Member (or his Beneficiary) subsequently claims such amounts, the Employer shall contribute an amount to the Plan which will cause the balance of such Member's account(s) to equal the amount which would have been credited to such account(s) as of such date if such amounts had never been reallocated pursuant to this Section.
Section  10.10  -  Distribution  of  Annuity  Contracts
                   ------------------------------------
Notwithstanding anything to the contrary in the Plan, the Plan Administrator may distribute all or any portion of the balance of an account that is distributable to a Member (or a Beneficiary) by purchasing a nontransferable annuity contract from an insurance company and transferring ownership of the contract to the Member. Any annuity contract distributed to a Member (or a Beneficiary) shall provide payment options that conform to those provided by the terms of the Plan, so that payments pursuant to the contract satisfy the survivor annuity and other requirements of the Plan governing payment of benefits.

                           ARTICLE XI - Death Benefits
Section  11.01  -  Death  Benefits
                   ---------------
Upon the death of a Member, the amount credited to the Member's account shall become distributable to the Beneficiary or Beneficiaries of the Member in a lump sum payment as soon as practicable after the death of such Member, unless the Member had elected payment of his benefit in the form of a life annuity prior to his death.
Section  11.02  -  Beneficiary  Designation
                   ------------------------
Subject to Section 11.03, each Member from time to time on a form acceptable to the Plan Administrator may designate any person (including a trust) or persons (concurrently, contingently or successively) to whom the Member's benefits under the Plan are to be paid if the Member dies before receiving all of such benefits. A beneficiary designation form shall be effective only when the form is filed in writing by the Member and shall cancel all beneficiary designation forms previously signed and filed by the Member.

With respect to a Member who has at least one Hour of Service after August 22, 1984, the designation of a non-spouse Beneficiary shall be valid only if the surviving spouse of the Member shall have consented in writing to such designation, the consent acknowledges the effect of such designation and the consent is witnessed by a Plan representative or a notary public.
Section  11.03  -  Pre-Retirement  Survivor  Annuity
                   ---------------------------------
This Section shall apply only to a Member who is eligible to receive a Qualified Joint and Survivor Annuity pursuant to Article X because the Member elected payment in the form of a life annuity and who dies before payment of benefits has commenced.

Upon the death of such a Member, at least fifty percent (50%) of the amount credited to the Member's Accounts (or the cash value of an annuity contract distributed to the Member) as of the date of death shall be distributed in the form of a single life annuity for the life of the Member's Eligible Spouse unless the Eligible Spouse has validly consented to the designation of another Beneficiary in accordance with Section 11.02 after the earlier of (a) the first day of the Plan Year in which the Member attained thirty-five (35) years of age or (b) the date on which such Member terminates employment. If the amount to be applied to the purchase of such an annuity is Five Thousand Dollars ($5,000) or less, such amount shall be paid to the Eligible Spouse in cash in lieu of the annuity.

An Eligible Surviving Spouse entitled to receive a single life annuity may direct that payments under the annuity commence within a reasonable time after the Member's death.
Section  11.04  -  Payment  of  Benefit
                   --------------------
The portion of the death benefit not payable in the form of a Pre-retirement Survivor Annuity pursuant to Section 11.03 shall be distributed in one lump sum payment as soon as practicable after the death of the Member. Such payment shall be made to the Member's Eligible Spouse unless such Eligible Spouse has consented to another beneficiary pursuant to Section 11.02.
Section  11.05  -  Latest  Time  for  Payment
                   --------------------------
If a Member dies after distribution of benefits has commenced but before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as the distribution option elected by the Member.

If a Member dies before a distribution of benefits has commenced, the entire interest shall be distributed within five (5) years of the Member's death; unless any portion of the interest is payable to or for a Beneficiary over a period not to exceed the life or life expectancy of the Beneficiary and payments commence within one year after the Member's death. However, if the Beneficiary is the surviving spouse of the Member, distribution need not commence before the date when the Member would have attained age seventy and one-half (70-1/2) years; provided that if the surviving spouse dies before distribution to such spouse begins, this paragraph shall be applied as if the surviving spouse were the Member.
Section 11.06 - Payments in the Event of Death with No Designated Survivor or of
                ----------------------------------------------------------------
Incompetency
------------
In the event of (a) the death of a Member or Beneficiary not survived by a person designated to receive any payment then due, or (b) the Plan Administrator finding that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor or has died, or (c) no Beneficiary being designated, the Plan Administrator may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, a person with whom he resides, or to any other person the Plan Administrator considers suitable, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.
Section  11.07  -  Renunciation  of  Death  Benefit
                   --------------------------------
Any Beneficiary of a Member entitled to a benefit under this Plan may disclaim his right to all or a portion of such benefit by filing a written irrevocable and unqualified refusal to accept such a benefit with the Plan Administrator before receiving any such benefit. If such a renunciation is filed by the Eligible Spouse of the Member, the value of the annuity described in Section
11.03 shall be zero. Any benefits so disclaimed shall be distributable to the person or persons (and in the proportions) to which such benefit would have been distributable if the Beneficiary who so disclaims such benefits had predeceased such Member.
Section  11.08  -  Proof  of  Death  and  Right  of  Beneficiary or Other Person
                   -------------------------------------------------------------
The Plan Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the undistributed value of the Accounts of a deceased Member as the Plan Administrator may deem proper and its determination of death and of the right of such Beneficiary or other person to receive payment shall be conclusive.

           ARTICLE XII - Withdrawal Prior to Termination of Employment
Section  12.01  -  Withdrawal  of  After-Tax  Supplemental  Contributions
                   ------------------------------------------------------
A Member who has made After-Tax Supplemental Contributions may withdraw such contributions in accordance with guidelines determined by the Plan Administrator at any time by submitting a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Member as soon as practicable after the submission of the Member's written request to the Plan Administrator. The withdrawal may not exceed the lesser of the Member's After-Tax Supplemental Investment Account or his total After-Tax Supplemental Contributions.
Section  12.02  - Hardship Withdrawal of Before-Tax Contributions and/or Company
                  --------------------------------------------------------------
Matching  Contributions
 ----------------------
A Member may withdraw amounts from his Before-Tax Contribution Account and/or his Company Matching Contribution Account by submitting his written request to the Plan Administrator at such time and in such manner as shall be prescribed by the Plan Administrator subject to the following provisions:

          (a) The withdrawal request must be for an immediate and heavy financial need on account of:

               (1) Nonreimbursable medical expenses incurred by the Member, his Spouse, or dependents;

               (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

               (3) Payment of tuition for the next twelve (12) months of post-secondary education for the Member, his Spouse, or dependents; or

               (4) The need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage on the Member's principal residence.

          (b) The amount withdrawn may not exceed the actual expense incurred or to be incurred by the Member on account of such needs. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The amount may be withdrawn only to the extent that the need cannot be satisfied by other resources reasonably available to the Member.

               In making this determination, the Plan Administrator may rely on the Member's representation that the need cannot be relieved:

               (1) Through reimbursement or compensation by insurance or otherwise;

               (2)     By  reasonable  liquidation  of  the  Member's  assets;

               (3) By other distributions or loans from Company-sponsored plans, or

               (4)     By borrowing from commercial sources on reasonable terms.

          (c) Only one such withdrawal shall be permitted during a twelve-month period.

          (d)     The  maximum  amount  which  may  be  withdrawn is the sum of:

                (i) The dollar amount of Before-Tax Contributions made on behalf of such Member after January 1, 1989 (but excluding income thereon);

                (ii) The balance of his Company Matching Contributions Account, provided he is fully vested in his Company Matching Contribution Account; and

               (iii) The balance of the Member's Before-Tax Investment Account under the Prior Plan.

          (e) The withdrawal shall be paid to the Member as soon as practicable after the Member's written request is submitted to the Plan Administrator.

          (f) A Member requesting a hardship withdrawal after February 28, 1995 shall be precluded from making any Before-Tax Matched Contributions, Before-Tax Unmatched Contributions, and After-Tax Supplemental Contributions during the twelve (12) month period immediately following such withdrawal.
Section  12.03  -  Age  Fifty-Nine  and  One-Half  (59-1/2)  Withdrawal
                   ----------------------------------------------------
A Member who has attained age fifty-nine and one-half (59-1/2) may withdraw Before-Tax, After-Tax Supplemental, and Company Matching Contributions, and related earnings (to the extent he is vested in such contributions and related earnings) in accordance with guidelines determined by the Plan Administrator by submitting a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Member as soon as practicable after submission of the Member's written request to the Plan Administrator.
Section  12.04  -  Order  of  Withdrawals
                   ----------------------

          (a) A Member wishing to withdraw amounts from his accounts must first withdraw the total amount in his After-Tax Supplemental Investment Account.

          (b) Once a Member has withdrawn all amounts in his After-Tax Supplemental Investment Account or if a Member has no After-Tax Supplemental Investment Account, he must then withdraw amounts from his Rollover Account.

          (c) When a Member has withdrawn all amounts in his After-Tax Supplemental Investment Account or has no After-Tax Supplemental Investment Account and has withdrawn all amounts in his Rollover Account or has no Rollover Account, then the Member may withdraw amounts from his Before-Tax Investment Account (withdrawing as a last resort the amounts invested in the ESOP Common Stock Fund), provided he satisfies the requirements of Section 12.02.

          (d) When a Member has withdrawn all other amounts, then the Member may withdraw amounts from his Company Matching Contribution Account, to the extent he is vested in his Account, provided he satisfies the requirements of
Section  12.02.

                           ARTICLE XIII - Forfeitures
Section  13.01  -  Time  of  Forfeiture  and  Restoration
                   --------------------------------------

          (a) If a Member incurs a Termination of Employment prior to the attainment of age sixty-five (65) for reasons other than Retirement, Disability or death, the portion, if any, of his Company Matching Contribution Account in which he is not vested pursuant to Article IX shall be forfeited as of the Valuation Date on which (i) the Member has received a distribution of the entire vested portion of his Accounts, or (ii) the Member has incurred a five consecutive year Break in Service.

          (b) If a Member has forfeited a portion of his Company Matching Contribution Account pursuant to subsection (a), such forfeited amount will be restored if he is re-employed by the Company before he has incurred a Break in Service of at least five (5) years. Any amounts restored and repaid to the Trust Fund under this Section shall be paid into the remaining Funds in the same proportion as Before-Tax Unmatched and After-Tax Supplemental Contributions are currently being made.

               The permissible sources for restoring forfeitures shall be income or gain to the Plan, forfeitures, or Company contributions (without regard to the existence of profits).
Section  13.02  -  Disposition  of  Forfeitures
                   ----------------------------
All  forfeitures  arising  out  of  the application of the provisions of Section
13.01 shall be used to reduce Company Matching Contributions otherwise payable to the Plan.
Section  13.03  -  Effect  of  Withdrawal  Under  Article  XII
                   -------------------------------------------
The non-vested Company Matching Contribution Account of a Member who makes a withdrawal described in Article XII shall not be forfeited by reason thereof.
Section  13.04  -  Parental  Leave  of  Absence
                   ----------------------------
In the case of an Employee who is absent from work for an approved parental leave of absence, the Break in Service of the Employee shall not include the twelve (12) consecutive month period beginning on the first anniversary of the day such absence began. Absence from work for an parental leave of absence can include approved absence from work on account of the pregnancy or birth of a child of the employee, the placement of a child with the Employee in connection with foster care or the adoption of the child, or for purposes of caring for a child following such a birth or placement.

                      ARTICLE XIV - Administration of Plan
Section  14.01  -  Plan  Administrator
                   -------------------
Energizer Holdings, Inc., as the Plan Administrator, shall have the responsibility for carrying out the provisions of the Plan and the general administration of the Plan.
Section  14.02  -Administrative  Committee
                 -------------------------

          (a) The claims fiduciary for the Plan, in accordance with Article XVIII, shall be the Administrative Committee, appointed by the Board of Directors.

          (b) All resolutions or other action taken by the Administrative Committee shall be in accordance with its Charter and rules and procedures adopted by the Administrative Committee.

          (c) The Administrative Committee shall have the authority to amend the Plan, to adopt plan amendments required to maintain the tax-favored status of the Plan, to comply with applicable benefit plan laws and any other amendments to the extent the annual cost to the Plan resulting from such amendment does not exceed $250,000.

Section  14.03  -  Investment  Committee
                   ---------------------
          (a) Certain responsibilities to control and manage Plan assets, to add or delete investment funds, and to appoint and remove the Trustee and any investment managers retained in connection with the investment of Plan assets, shall be placed in the Investment Committee appointed by the Board of Directors.

          (b) All resolutions or other action taken by the Investment Committee shall be in accordance with its Charter and rules and procedures adopted by the Investment Committee.
Section  14.04  -  Authority  and  Duties  of  Various  Fiduciaries
                   ------------------------------------------------

          (a) Except for matters required by the terms of the Plan, or of the Trust to be decided by the Trustee, the Plan Administrator shall have the exclusive right to interpret the Plan and to decide any and all matters arising under the Plan or in connection with its administration, including determination of eligibility for, and the amount of distributions and withdrawals. The
Company shall have no power to direct or modify any interpreta-tions, determinations, or decisions of the Plan Administrator. The Plan Administrator may recommend amendments to the Board of Directors or the Administrative Committee or its delegatee. The Plan Administrator may from time to time adopt rules for the administration of the Plan and the conduct of its business, which rules shall be consistent with the provisions of the Plan.

          (b) The Plan Administrator, the Administrative Committee, the Trustee, the Investment Committee, and any other named fiduciary may each employ counsel, agents, and such clerical and accounting services as it may require in carrying out its responsibilities under the Plan. All fiduciaries shall be entitled to rely upon tables, valuations, certificates, opinions, and reports furnished by any actuary, accountant, or legal counsel appointed under the provisions of the Plan.

          (c) The Plan Administrator shall keep in convenient form such personnel data as may be necessary for the Plan. The Plan Administrator shall prepare, distribute, and file such reports and notices as may be required by applicable law or regulations.

          (d) The Plan Administrator shall control and manage the Plan assets to the extent it has not delegated its power to do so to the Investment Committee. Such delegation of power may include the right to appoint and remove investment managers and Trustees. Such delegation may be accomplished by a separate instrument or by appropriate provisions in the Trust.

          (e) The members of the Plan Administrator, the Investment Committee, and the Trustee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in his conduct of a similar Situation. A member of the Plan Administrator, the Investment Committee, or the Trustee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless (1) he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or
(2) by his failure to discharge his duties solely in the interest of Members and Beneficiaries for the exclusive purpose of providing their benefits and defraying reasonable expenses of administering the Plan not met by the Company, he has enabled such other fiduciary to commit a breach; or (3) he has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or (4) if the Plan Administrator, the Investment Committee, or the Trustee improperly allocates among themselves or delegates to others, or fails to properly review such allocation or delegation of fiduciary responsibilities.

          (f) The Company will indemnify and save harmless the members of the Plan Administrator, the Investment Committee, the Trustee, and any person to whom fiduciary responsibilities are delegated under this Plan against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the Company) by reason of the fact that he is or was serving in such capacity, provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

          (g) Each Trustee shall maintain accounts showing the fiscal transactions of the Trust established hereunder. The Investment Committee shall keep in convenient form such financial data as may be necessary for the Plan, and shall annually cause to be prepared a balance sheet and statement of financial transactions of the Plan and the Trust.

          (h) Whenever, in the administration of the Plan, any discretionary action is required, the authorized party shall exercise his authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.
Section  14.05  -  Named  Fiduciaries
                   ------------------

          (a) The Board of Directors, the Plan Administrator, the Administrative Committee and the Investment Committee shall each constitute named fiduciaries as such term is defined in ERISA.

          (b) Any committee of the Board of Directors or other fiduciary appointed as a named fiduciary by the Board of Directors by resolution or appointed by an appropriate instrument executed by an officer of the Company thereunto authorized by resolution of the Board of Directors, shall also constitute a named fiduciary in respect of the duty delegated to him or it in such resolution or instrument.
Section  14.06  -  Delegation
                   ----------
Any named fiduciary designated herein or appointed as provided herein, unless precluded from doing so by the terms of such appointment, may by appropriate instrument designate any person (including any firm or corporation) to carry out part or all of such fiduciary's responsibilities and upon such designation the named fiduciary shall have no liability, except as imposed by applicable law, for any act or omission of such person. The foregoing does not preclude any other fiduciary to the extent allowed by ERISA and the terms of his appointment from delegating part or all of such fiduciary's responsibilities with respect to the Plan.
Section  14.07  -  Multiple  Capacities
                   --------------------
Any fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

ARTICLE XV - Amendments, Termination, Permanent Discontinuance of Contributions,
                             Merger or Consolidation
Section  15.01  -  Amendments
                   ----------
The Board of Directors, or the Administrative Committee, or the Investment Committee or any delegatee of these Committees, to the extent authority to do so is granted by the Board of Directors, may at any time and from time to time, both retroactively and prospectively, modify or amend, in whole or in part, any or all of the provisions of the Plan, including any modification in the Plan or in the agreement or agreements establishing the trust as the Plan Administrator shall deem to be necessary or advisable in order to obtain the qualification or exemption, or to maintain the qualification or exemption of the Plan and the
Trust, under the Code to comply with ERISA, provided, however, that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, spouses, former Members, retired Members or Beneficiaries under the Plan; that no modification or amendment shall be made which has the effect of decreasing retroactively the Accounts of any Member or of reducing the non-forfeitable percentage of the Company Matching Contribution Account of a Member below the non-forfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective.
Section  15.02  -  Termination  or  Permanent  Discontinuance  of  Contributions
                   -------------------------------------------------------------
The Company may by action of its Board of Directors terminate the Plan with respect to all participating companies or any of them or direct complete discontinuance of contributions hereunder by all or any of the participating companies for any reason at any time. In case of such termination or complete discontinuance of contributions hereunder, there shall automatically vest in the appropriate Members non-forfeitable rights to the Company Matching Contributions credited to their Accounts.
Section  15.03  -  Partial  Termination
                   --------------------
In  the  event  of  a partial termination of the Plan, the provisions of Section
15.02 shall be applicable only to the Members affected by such partial termination.
Section  15.04  -  Benefits  in  Case  of  Merger  or  Consolidation
                   -------------------------------------------------
The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, spouse, former Member, retired Member or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had been terminated.

                               ARTICLE XVI - Loans
Section  16.01  -  Loans
                   -----
In the event of financial necessity, a Member may make application to the Plan Administrator in writing to borrow from the Trust Fund and the Plan Administrator may in its sole discretion permit such a loan upon the conditions hereinafter specified. The authority herein granted to the Plan Administrator to approve loans from the Trust Fund is for the purpose of assisting a Member to meet special situations and shall not be used as a means of distributing benefits before they otherwise become due. Loans shall be granted in a uniform and non-discriminatory manner and shall be made on the following conditions:

          (a) The amount of a loan to a Member (when added to the outstanding balance of all other loans from the Plan to the Member) shall not exceed the lesser of --

                    (1) Fifty percent (50%) of the vested amount in the Member's Accounts, or

               (2) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Member during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made.

               The maturity of a loan shall not exceed five (5) years, except in the case of a loan to acquire or construct the Member's principal residence, which shall mature in not more than ten (10) years.

               If the Member is also covered under another qualified plan maintained by the Company, the limitations of subsections (a)(1) and (2) shall be applied as though all such qualified plans are one plan.

          (b) A note shall be signed by the Member establishing regular installment payments made by payroll deduction whenever possible and to the extent permitted by law. The terms of such loans shall require substantially level amortization over the term of the loan with payments not less frequently than quarterly. Loans shall bear interest as specified in Section 16.02. Loans shall be granted only if secured by the Member's vested Account Balances; provided, however, that no more than fifty percent (50%) of the Member's vested Account Balance may be pledged as collateral for the loan.

(c) In the event an installment payment is not paid within seven (7) days following the due date, the Plan Administrator shall give written notice to the Member sent to his last known address. If such installment payment is not made within thirty (30) days thereafter, the Plan Administrator may proceed with such actions as they deem necessary in order to preserve plan assets from loss including, but not limited to, foreclosure, sale, or other disposition of the security.

(d) In the event of the Termination of Employment of the Member before the loan is repaid in full, the unpaid balance thereof, together with interest thereon, shall become due and payable and the Trustee shall first satisfy the indebtedness from the amount payable to the Member or to the Member's Beneficiary before making any payments to the Member or to the Member's Beneficiary.

(e) Loan repayments will be suspended under this Plan as permitted under Code Section 414(u).

Section  16.02  -  Interest  Rates
                   ---------------
Interest rates for Plan loans shall be regularly reviewed and adjusted in conformity with interest rates which, in the judgment of the Plan Administrator, are commensurate with rates charged by commercial lenders for similar types of loans. The interest rate applicable to a Plan loan shall be fixed as of the date the application for such a loan is received by the Plan Administrator or its delegatee, and shall not be subject to change or renegotiation after such date.
Section  16.03  -  Other  Rules
                   ------------
In addition to the foregoing, the Plan Administrator shall prescribe such rules and procedures as it may deem appropriate, including, without limitation, the imposition of loan application fees, rules and procedures by which the making of loans may be terminated, suspended or restricted, and the requirement of a spousal consent to loans of married Members, if and to the extent deemed by the Plan Administrator to be necessary or desirable in order to effect compliance with applicable laws and regulations or to provide for effective administration of such loans.

                          ARTICLE XVII - Miscellaneous
Section  17.01  -  Benefits  Payable  from  Trust  Fund
                   ------------------------------------
All persons with any interest in the Trust Fund shall look solely to the Trust Fund for any payments with respect to such interest.
Section  17.02  -  Elections
                   ---------
Elections hereunder shall be made by a Member in writing by the completion and delivery to the Plan Administrator of forms prescribed by the Plan Administrator for such purposes, within the time limits set forth hereunder with respect to each such election or, if no time limit is set forth, such limit as may be established by the Plan Administrator.
Section  17.03  -  No  Right  to  Continued  Employment
                   ------------------------------------
Neither the establishment of the Plan nor the payment of any benefits thereunder nor any action of the Company, the Board of Directors, the Plan Administrator or the Trustee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company.
Section  17.04  -  Inalienability  of  Benefits  and  Interest
                   -------------------------------------------
No benefit payable under the Plan or interest in the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Member or Beneficiary. If any Member or Beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under the Plan or interest in the Trust Fund, then to the extent permitted by law, the Plan Administrator in its discretion may hold or apply such benefit or interest or any part thereof to or for the benefit of such Member, or his Beneficiary, his spouse, children, blood relatives, or dependents, or any of them, in such manner and in such proportions as the Plan Administrator may consider proper. Notwithstanding the foregoing, any Member may direct that benefits payable pursuant to Article VIII from the Trust Fund shall be paid to the trustee of a trust created by him for his own benefit or for the benefit of his immediate family.

Notwithstanding any provision in the Plan to the contrary, the Plan shall make all payments required by a qualified domestic relations order within the meaning of Code Section 414(p), including distributions required or permitted by the qualified domestic relations order to an alternate payee even though such payments are with respect to a Member who has not separated from service and which commence before the Member has attained the earliest retirement age under the Plan; provided, however, the present value of the benefit to be paid to the alternate payee (1) does not exceed $5,000; or (2) exceeds at least $5,000 and the alternate payee consents in writing to such earlier distribution. The Plan Administrator shall establish a procedure to determine the qualified status of a domestic relations order and to administer distributions under such a qualified order.
Section  17.05  -  Payments  for  Exclusive  Benefits  of  Members
                   -----------------------------------------------
Payments of benefits in respect of the interest of a Member under the Plan to any person other than such Member in accordance with the provisions of the Plan shall be deemed to be for the exclusive benefit of such Member.
Section  17.06  -  Missouri  Law  to  Govern
                   -------------------------
All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Missouri, except as provided in Section 514 of ERISA.
Section  17.07  -  No  Guarantee
                   -------------
Neither the Company nor the Trustee guarantees the Trust Fund in any manner against loss or depreciation.
Section  17.08  -  Address  of  Record
                   -------------------
Each individual or entity with an actual or potential interest in the Plan shall file and maintain a current record address with the Plan. Communications mailed by the Company, trustee, or Plan Administrator to such record address fulfills all obligations to provide required information to Members, including former employees and Beneficiaries, in regard to the Plan.

If no record address is filed, it may be presumed that the address used by the Company in forwarding statements of a Member's Account is the record address.
Section  17.09  -  Participating  Units
                   --------------------
The Board of Directors or the Plan Administrator, to the extent authority to do so is granted to the Plan Administrator by the Board of Directors, may include a designated unit of the Employees of an Affiliated Company in the Plan as employed in a Participating Unit upon appropriate action by such Affiliated Company necessary to adopt the Plan. Any such company may terminate its participation in the Plan with respect to a designated unit of its employees upon appropriate action by it, in which event the funds of the Plan held on account of Members in the employ of such company and any unpaid balances of the Accounts of Members who have separated from the employ of such company, shall be determined by the Plan Administrator and shall be distributed as provided in
Section 15.02 in the event of termination of the Plan, held and distributed in accordance with the terms of the Plan governing treatment of Members transferred from Covered Service, or shall be segregated by the Trustee as a separate trust fund, pursuant to direction to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for such employees of such company under which the board of directors of such company shall succeed to all the powers and duties of the Board of Directors, including the appointment of the members of the Plan Administrator.
Section  17.10  -  Headings
                   --------
Headings of Articles and Sections of the Plan are inserted for convenience of reference. They constitute no part of the Plan.
Section  17.11  -  Use  of  Masculine  Terms
                   -------------------------
As used herein, masculine terms shall include the feminine wherever appropriate.
Section  17.12  -  Payment  of  Expenses
                   ---------------------

          (a) Direct charges and expenses arising out of the purchase or sale of securities, and taxes levied on or measured by such transactions shall be charged against the Investment Fund or Funds for which the transaction took place.

          (b) To the extent permitted by law, all other expenses reasonably incurred in administering the Plan, including expenses of the Plan Administrator and the Trustee, fees for legal services, all taxes, if any, other than those charged to the Funds, and the brokerage fees arising out of the purchase of Common Stock for the Energizer ESOP Common Stock Fund and the reinvestment of dividends on such Common Stock shall be charged to the Trust in the manner determined by the Plan Administrator.
Section  17.13  -  Rollover  Contributions
                   -----------------------

          (a) An Employee, whether or not he would otherwise be a Member in the Plan, may contribute a Rollover Contribution to the Trust by delivery of such contribution to the Trustee, provided that the contribution qualifies as a rollover contribution within the meaning of Code Section 402(a) which the Plan may accept.

          (b) A Rollover Contribution shall be considered as a part of the account of the Employee in this Plan, shall be fully vested and non-forfeitable, and shall be accounted for separately from Company contributions.

                         ARTICLE XVIII - Claim Procedure
Section  18.01  -  Initial  Determination
                   ----------------------
The initial determination of a Member's or Beneficiary's eligibility for, and the amount of, a benefit shall be made by the Administrative Committee which shall mail or deliver to each covered individual who has filed an effective claim for a benefit a written statement of the amount of his benefit or a notice of denial of his claim on or before the ninetieth (90th) day following the Administrative Committee 's receipt of such claim. If special circumstances require additional time for processing the claim, the Administrative Committee may delay issuing its statement or notice for an additional ninety (90) days provided that the Member or Beneficiary is notified of the circumstances necessitating the delay and the date the Administrative Committee expects to render its final opinion. A claim for benefits is not effective unless filed on forms prescribed by the Administrative Committee. Each notice of whole or partial denial of claimed benefits shall set forth the specific reasons for the denial, the time within which an appeal must be made by the Member or Beneficiary or his duly authorized representative, and shall contain such other information as may be required by applicable law. If a statement or notice is not issued within the prescribed period, the claim shall be deemed denied.
Section  18.02  -  Review
                   ------
Each Member or Beneficiary whose claim for benefits has been wholly or partially denied shall have such rights to review documents and submit comments as the Administrative Committee may provide, and shall also have the right to request the Administrative Committee to review such denial; such request shall be made on forms prescribed by the Administrative Committee. A request for review shall be filed by the Member or Beneficiary or his duly authorized representative on or before the sixtieth (60th) day following the earlier of the Member or Beneficiary's receipt of notice of denial of his claim or the expiration of the prescribed period for issuing a statement of benefits or notice of denial. The Administrative Committee shall issue a written statement on or before the sixtieth (60th) day following its receipt of such request stating the Administrative Committee's decision on review and the reasons therefor, including specific references to pertinent Plan provisions on which the decision is based, and any other information required by applicable law. If special circumstances require additional time for processing such review, the Administrative Committee may delay issuing its decision for an additional sixty
(60) days provided that the Member or Beneficiary is notified of such circumstances and the date the Administrative Committee expects to render its final decision. If the decision is not issued within the prescribed period, the appeal shall be deemed denied. No Member or Beneficiary shall have recourse to courts of law until the administrative review process set forth herein has been completed.

                    ARTICLE XIX - Limitation on Contributions
Section  19.01  -  Maximum  Annual  Additions
                   --------------------------

          (a)     The Annual Addition (as defined in subsection (c) below) for a
                      ---------------
Member with respect to a Limitation Year (as defined in subsection (e) below) shall not exceed the lesser of--

               (1) $30,000 or such higher annual amount specified by the Department of the Treasury to reflect increases in the cost-of-living, effective January 1 of each year; or

               (2) Twenty-five percent (25%) of the Member's Compensation [as defined in subsection (f)].

          (b) (1) If a Member is, or was, covered under a qualified defined benefit plan maintained by the Company, the sum of the Member's Defined Benefit Fraction and Defined Contribution Fraction may not exceed 1.0 in any Limitation Year.

               (2)     The Defined Benefit Fraction is a fraction, the numerator
                       ----------------------------
of which is the sum of the Member's Projected Annual Benefits under all qualified defined benefit plans (whether or not terminated) maintained by the Company and the denominator of which is the lesser of--

                    (A) 1.25 times the dollar limitation of Code Section 415(b) (1)(A) in effect for each Limitation Year, or

                    (B) 1.4 times the Member's average Compensation for the three consecutive Plan Years during which the Member both was an active participant in the Plan and had the greatest aggregate Compensation.

               Projected Annual Benefit means the annual benefit to which the Member would be entitled under the terms of a defined benefit plan, if the Member continued employment until normal retirement age (or current age, if later) and the Member's Compensation for the Limitation Year and all other relevant factors used to determine such benefit remained constant until normal retirement age (or current age, if later).

               (3)     The  Defined  Contribution  Fraction  is  a fraction, the
                            -------------------------------
numerator of which is the sum of the Annual Additions to the Member's account under all qualified defined contribution plans (whether or not terminated) maintained by the Company or a Commonly Controlled Entity of the Company for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Company or a Commonly Controlled Entity--

                    (A) 1.25 times the dollar limitation in effect under Code Section 415(c)(1)(A) for such year [determined without regard to Code
Section  415(e)(6)],  or

                    (B) 1.4 times the amount which may be taken into account under Code Section 415(c)(1)(B).

                    In calculating the Defined Contribution Fraction, the Plan Administrator may, at its discretion, make the election described in Code
Section  415(e)(6).

If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0 for such Limitation Year.

          (c)     Annual  Addition  means the sum of the following amounts for a
                  ----------------
Limitation  Year  with  respect  to  each  Member--

               (1)     Before-Tax  Matched  Contributions

               (2)     Company  Matching  Contributions

               (3)     Before-Tax  Unmatched  Contributions

               (4)     After-Tax  Supplemental  Contributions

               (5)     Forfeitures

               (6) Similar amounts under other qualified defined contribution plans maintained by the Company, and

               (7) Amounts allocated to a post-retirement medical account described in Code Section 415(1)(2) or Code Section 419A(d).

Annual additions shall include excess contributions as defined in Code Section 401(k)(8) of the Code, excess aggregate contributions as defined in Code Section 401(m)(6)(B), and excess deferrals as described in Code Section 402(g), regardless of whether such amounts are distributed or forfeited.

Rollover  Contributions,  repaid distributions, restored forfeitures pursuant to
Section  13.01,  and  loan  payments  shall  not be treated as Annual Additions.

The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as an Annual Addition.

          (d) For the purpose of this section, Company shall include a Commonly Controlled Entity as defined in Section 1.11, except that in applying
Section 414(b), the phrase "more than fifty percent (50%)" shall be substituted for the phrase "at least eighty percent (80%)" each place it appears in Code
Section  1563(a)(1).

          (e)     "Limitation  Year"  means  the  Plan  Year.

          (f) For the purposes of this section, "Compensation" means compensation as defined in Treas. Reg. 1.415-2(d) (or any regulation which replaces or supersedes such regulation) for purposes of the limitations on benefits and contributions under qualified plans.

          (g) If, for any Plan Year, it is necessary to limit the allocation of an amount to a Member's Account to comply with subsection (a), the Plan shall limit such allocation by reducing contributions in the following order -

               (1) first, to the extent necessary, After-Tax Supplemental Contributions and any earnings thereon;

               (2) second, to the extent necessary, the Before-Tax Unmatched Contributions, if any, made on his behalf and any earnings thereon;

               (3) third, to the extent necessary, the amount of the Before-Tax Matched Contributions made on his behalf and any earnings thereon. The Company Matching Contributions made with respect to such Before-Tax Matched Contributions and any earnings thereon shall be treated as though they were forfeitures to the extent necessary and as soon as administratively feasible; and

               (4) fourth, to the extent necessary, other Company or Commonly Controlled Entity contributions made to other qualified defined contribution plans.

If the limitations of subsection (b) are exceeded, the accrued benefit of the Member under the defined benefit plan shall be reduced to the extent necessary to satisfy the requirements of subsection (b).

                        ARTICLE XX - Top-Heavy Provisions
Section  20.01  -  Application  of  Top-Heavy  Provisions
                   --------------------------------------

          (a) Except as provided in subsection (b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds sixty percent (60%) of the amount of the Section 416 Accounts of all Members and Beneficiaries, the Plan is top-heavy and the provisions of this Article shall become applicable.

               If any individual has not received any compensation (other than benefits under a plan) from the Company or a Commonly Controlled Entity of the Company at any time during the five-year period ending on the Determination Date, the Section 416 Account of such individual or his Beneficiary shall be excluded from all computations under this Article with respect to Plan Years beginning after December 31, 1984. However, if such an individual returns to employment with the Company or Commonly Controlled Entity, his Section 416 account shall be included in calculations under this section. The Section 416 Account of an individual who was a Key Employee but is not a Key Employee for the Plan Year containing the Determination Date and the preceding four Plan Years or the Section 416 Account of the Beneficiary of such an individual shall be excluded from all computations under this Article.

          (b) (1) If as of a Determination Date this Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. Top-heaviness for the purpose of this subsection shall be determined with respect to the Aggregation Group in the same manner as described in subsection (a) except that if the Aggregation Group includes a defined benefit plan, the Section 416 Account shall include the present value of the accrued benefit of a member or a beneficiary under such plan.

               (2) If this Plan is top-heavy under subsection (a), but the Aggregation Group is not top-heavy, this Article shall not be applicable.

          (c)     The  Plan  Administrator shall have responsibility to make all calculations to determine whether this Plan is top-heavy. The Plan Administrator may use a method which approximates the calculations described in
Section 20.01(a) provided that it mathematically proves that the Plan is not top-heavy, such as a method which overstates the Section 416 Accounts with respect to Key Employees and understates the Section 416 Accounts with respect to non-Key Employees.
Section  20.02  -  Definitions
                   -----------

          (a) "Aggregation Group" means this Plan and all other plans (including a frozen plan) maintained by the Company which covers a Key Employee or his Beneficiary and any other plan which enables a plan covering a Key Employee or his Beneficiary to meet the requirements of Code Sections 401(a)(4) or 410. A terminated plan shall be included in an Aggregation Group if it was maintained by the Company within the last five (5) years ending on the Determination Date for the Plan Year in question and would, but for the fact it was terminated, meet the conditions of the preceding sentence. In addition, at the election of the Plan Administrator, the Aggregation Group may be expanded by the company if such expanded Aggregation Group meets the requirements of Code Sections 401(a)(4) and 410.

          (b) "Determination Date" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined.

          (c) "Key Employee" means an Employee (or a former or deceased Employee) who, for the Plan Year containing the Determination Date or any of the four preceding Plan Years (including years before 1984), is:

               (1) an officer of the Company or a Commonly Controlled Entity of the Company having an annual Compensation for a Plan Year greater than one hundred fifty percent (150%) of the amount in effect under Code Section 415(c)(1)(A) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of --

                    (A)     50  Employees,  or

                    (B) the greater of (i) three Employees or (ii) ten percent (10%) of the greatest number of employees of the company and its Commonly Controlled Entities for the Plan Year containing the Determination Date and the preceding four Plan Years shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period;

               (2) one of the ten Employees having an annual Compensation in excess of the amount in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (1/2%) interest in the Company and the largest interests in the Company;

               (3)     a  five-percent  (5%)  owner  of  the  Company;  or

               (4) a one-percent (1%) owner of the Company having an annual Compensation [as defined in Section 19.01(f)] of more than $170,000.

               For the purpose of subsection (c)(1)(B)(ii), if ten percent (10%) of the number of Employees is not an integer, the number shall be increased to the nearest integer. The determination as to whether a person is an officer shall be made on the basis of his actual authority and duties and without regard to his title. For the purpose of subsection (c)(2), if two Employees have the same interest in the Company, the Employee having the greater annual
Compensation from the Company, shall be treated as having a larger interest. For the purpose of subsections (c) (3) and (c)(4), ownership shall be determined in accordance with Code Section 416 (i)(1)(B) and (C).

          (d)     "Section  416  Account"  means  the  sum  of:

               (1) the amount credited to a Member's or Beneficiary's Account under this Plan as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date (or his account under another qualified defined contribution plan which is part of an Aggregation Group) including uncontributed amounts due as of such Valuation Date but which are actually contributed on or before the Determination Date;

               (2) the present value of the accrued benefit credited as of a Determination Date to a Member or Beneficiary under a qualified defined benefit plan which is part of an Aggregation Group; and

               (3) the amount of distributions to the Member or Beneficiary during the five-year period ending on the Determination Date, including a distribution under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group, a distribution of Employee contributions, and a distribution made before January 1, 1984, but excluding a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan which is maintained by the Company; reduced by--

               (4)     the  amount  of  a  rollover  contribution  (or  similar
transfer) which is accepted by this Plan (or a plan forming part of an Aggregation Group) after December 31, 1983 and which was initiated by the Member and derived from a plan not maintained by the Company or a Commonly Controlled Entity of the Company, and the earnings on such rollover contribution.
Section  20.03  -  Minimum  Contribution
                   ---------------------

          (a) If this Plan is determined to be top-heavy under the provisions of Section 20.01, with respect to each Member who is not a Key employee and is an Employee on the last day of the Plan Year, the sum of Employer Contributions (other than Before-Tax Contributions), forfeitures treated as Employer Contributions under this Plan, and under all qualified defined contribution plans in the Aggregation Group shall not be less than three percent (3%) of such Member's Compensation [as defined in Section 19.01(f)]. Notwithstanding the provisions of Section 9.02, contributions made pursuant to this Section shall be fully vested at all times. This Section shall not be applicable with respect to a Member who is also covered under a defined benefit plan maintained by the Company which provides the benefit specified by Code
Section  416(c)(1).

          (b) The contribution rate specified in subsection (a) shall not exceed the percentage at which Employer Contributions and forfeitures are allocated under the Plan or the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year. For the purpose of this subsection, the percentage for each Key Employee shall be determined by dividing the Employer Contributions and forfeitures for the Key Employee by the amount of his total compensation for the year not in excess of $200,000 [as adjusted by the Secretary of the Treasury under Code Section 416(d)]. This subsection shall not apply if this Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan which is part of the Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.
Section  20.04  -  Limit  on  Annual  Additions:  Combined  Plan  Limit
                   ----------------------------------------------------

          (a) If this Plan is determined to be top-heavy under Section 20.01, Section 19.01(b) of this Plan shall be applied by substituting 1.0 for
1.25. The transitional rule of Code Section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875".

          (b)     Subsection  (a)  shall  not  be  applicable  if--

               (1) Section 20.03 is applied by substituting "four percent (4%)" for "three percent (3%) ", and

               (2) this Plan would not be top-heavy if "ninety percent (90%)" is substituted for "sixty percent (60%)" in Section 20.01.

          (c) If, but for this subsection (c), subsection (a) would begin to apply with respect to the Plan, the application of subsection (a) shall be suspended with respect to a Member so long as there are--

               (1) no Company contributions, forfeitures, or voluntary nondeductible contributions allocated to such Member, and

               (2) no accruals under a qualified defined benefit plan for such Member.




IN WITNESS WHEREOF, Energizer Holdings, Inc. has caused these presents to be executed by the undersigned representative of the Company effective as of the first day of April, 2000, or as otherwise indicated.



                         ENERGIZER  HOLDINGS,  INC.




                         By     __________________________________

                         Name:     __________________________________

                         Title:     __________________________________